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LABORATORY CORPORATION OF AMERICA HOLDINGS

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LABORATORY CORPORATION OF AMERICA HOLDINGS

358 South Main Street

Burlington, North Carolina 27215

Notice of 2012 Annual Meeting of Stockholders

Tuesday, May 1, 2012

9:00 a.m., Eastern Daylight Time

The Paramount Theater, 128 East Front Street, Burlington, North Carolina 27215

ITEMS OF BUSINESS:

1.

To elect directors from among the nominees described in the attached Proxy Statement.

2.

To approve, on a non-binding advisory basis, executive compensation.

3.

To approve the Company’s 2012 Omnibus Incentive Plan.

4.

To approve an amendment to the Company’s 1997 Employee Stock Purchase Plan to increase the number of authorized shares from 4.5 million to 6.3 million and to extend the termination date of the plan from December 31, 2012 to December 31, 2022.

5.

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2012.

6.

To consider any other business properly brought before the Annual Meeting.

RECORD DATE:

March 5, 2012. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

PROXY VOTING:

Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

March 20, 2012

By Order of the Board of Directors

F. Samuel Eberts III
Secretary

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 1, 2012. Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

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Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Laboratory Corporation of America Holdings. The meeting will be held at The Paramount Theater, 128 East Front Street, Burlington, NC 27215, on Tuesday, May 1, 2012 at 9:00 a.m., Eastern Daylight Time. The attached Notice of the Annual Meeting and Proxy Statement provide details of the business to be conducted at the Annual Meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares are represented and voted at the meeting. I urge you to promptly vote and submit your proxy via the Internet, by phone, or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the Proxy Statement for further information about voting instructions and procedures.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in LabCorp. We look forward to your participation during the 2012 Annual Meeting.

March 20, 2012

Sincerely,

David P. King
Chairman of the Board, President and Chief Executive Officer

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Table of contents

GENERAL INFORMATION	7
CORPORATE GOVERNANCE	10
DIRECTOR COMPENSATION	15
PROPOSAL ONE	Election of Directors	17
EXECUTIVE OFFICERS	20
COMPENSATION DISCUSSION AND ANALYSIS	21
COMPENSATION COMMITTEE REPORT	30
EXECUTIVE COMPENSATION	31
PROPOSAL TWO	Advisory Vote to Approve Executive Compensation	42
PROPOSAL THREE	Approval of 2012 Omnibus Incentive Plan	44
PROPOSAL FOUR	Amendment to 1997 Employee Stock Purchase Plan	55
PROPOSAL FIVE	Ratification of Independent Registered Public Accounting Firm	57
AUDIT COMMITTEE REPORT	58
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT	59
OTHER MATTERS	60

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Annual Meeting of Stockholders

Date and Time:	9:00 a.m. on Tuesday, May 1, 2012, Eastern Daylight Time
Place:	The Paramount Theater 128 East Front Street Burlington, North Carolina 27215
Record Date:	March 5, 2012

Voting

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

How to Cast Your Vote (page 9)

You can cast your votes by any of the following methods:

•

Internet (www.proxyvote.com) until 11:59 p.m. on Monday, April 30, 2012;

•

Telephone (1-800-690-6903) until 11:59 p.m. on Monday, April 30, 2012;

•

Completing, signing and returning your proxy card or voting instruction card before May 1, 2012; or

•

In person at the Annual Meeting –If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the meeting.

Voting Matters and Vote Recommendation (page 8)

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

Proposals	Board Vote Recommendation
Election of Directors	FOR EACH NOMINEE
Advisory vote to approve executive compensation	FOR
To approve the 2012 Omnibus Incentive Plan	FOR
To approve an amendment to the 1997 Employee Stock Purchase Plan	FOR
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2012	FOR

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 2

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Board Nominees (pages 17-19)

The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Other Public Boards	Committee Memberships
						AC	CC	QC	NC
David P. King	55	2007	Chairman, President & CEO, LabCorp		1
Kerrii B. Anderson	54	2006	Former CEO, Wendy’s International, Inc.	X	3	C/F	M
Jean-Luc Bélingard	63	1995	Chairman & CEO, bioMérieux	X	2		M	M
N. Anthony Coles, Jr.	51	2011	President & CEO, Onyx Pharmaceuticals, Inc.	X	2			M
Wendy E. Lane	60	1996	Chairman, Lane Holdings, Inc.	X	2	M/F			M
Thomas P. Mac Mahon	65	1995	Former Chairman, President & CEO, LabCorp	X	2			M
Robert E. Mittelstaedt, Jr. Lead Independent Director	68	1996	Dean & Professor of Management, W.P. Carey School of Business, Arizona State University	X	2	M			C
Arthur H. Rubenstein	74	2004	Former Dean, Univ. of Penn. School of Medicine; Former EVP, Univ. of Penn. Health System	X	0	M		C
M. Keith Weikel	74	2003	Former Senior EVP & COO, Manor Care, Inc.	X	1		C	M
R. Sanders Williams	63	2007	President, J. David Gladstone Institutes; Professor of Medicine, Univ. of California San Francisco	X	1	M			M
AC Audit Committee CC Compensation Committee QC Quality and Compliance Committee NC Nominating and Corporate Governance Committee				C Chair M Member F Financial Expert

Executive Compensation (page 31)

Compensation Philosophy and Principles (page 22)

Our compensation philosophy is to pay for performance. We believe that rewarding executives for delivering stockholder value attracts and retains the best executive talent. Our compensation program contains the following key principles:

•

variable compensation should comprise a significant part of an executive’s total compensation, with the percentage at-risk highest for the executive officers;

•

the size and the realizable values of incentive awards provided to executive officers should vary significantly with performance achievements;

•

an emphasis on stock-based compensation aligns the long-term interests of executive officers and stockholders;

•

compensation opportunities for executive officers must be evaluated against those offered by companies in similar industries and similar in size and scope of operations; and

•

differences in executive compensation within the Company should reflect varying levels of responsibility and/or performance.

Pay for Performance (page 21)

We seek to drive outstanding corporate performance by aligning our executive’s compensation with results. A substantial portion of their compensation is tied to short- and long-term incentives, including annual cash incentives and long-term equity awards (consisting of stock options, restricted stock and performance share awards). As discussed in further detail on page 30, we believe that our stockholders support this philosophy; we received an overwhelming level of stockholder support for the Company’s 2011 say on pay vote.

Our 2011 results also demonstrate that our pay for performance philosophy works. We achieved our operational and financial goals for the year, including:

•

10.8% increase in Revenue to $5.5 billion;

•

6.5% increase in Adjusted Earnings Per Share Excluding Amortization to $6.37 per share (see page 25 for a description of how this measure is calculated and a reconciliation to GAAP earnings per share);

•

13.5% three year average return on invested capital;

•

return of value to stockholders in the form of approximately $644 million in share repurchases; and

•

$60 million in realized synergies relating to recent acquisitions.

Our financial and operational achievements directly affected the compensation earned by our named executive officers in 2011, as most of the performance goals underlying the annual cash incentive plan were achieved at or above target, resulting in payouts under that plan that ranged from 126% to 138% of target.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 3

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2011 Executive Total Compensation Mix (page 23)

The two charts below show the target pay mix for our CEO and the other named executive officers for 2011:

Advisory Vote to Approve Executive Compensation (page 42)

We ask that our stockholders approve the advisory resolution to approve executive compensation. In addition to the pay for performance philosophy and financial results discussed above, our executive compensation program contains features that further align the interests of our executives with those of our stockholders, including:

•

stock ownership guidelines for the Company’s executive officers;

•

prohibition on executives engaging in speculative trades in Company stock, including short sales, put and call options, and hedging transactions;

•

a cap on the annual bonus opportunity even for extraordinary performance so that executives are not provided incentives to take inappropriate risks;

•

absence of employment agreements with the Company’s executive officers;

•

limited perquisites, which were largely eliminated for 2011;

•

severance under the Company’s Master Senior Executive Severance Plan requires a “double trigger”; and

•

providing executives a mix of long-term incentive types, including stock options, restricted stock and performance shares, to encourage them to focus on long-term performance of the Company, in addition to seeking outstanding short-term results.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 4

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2012 Omnibus Incentive Plan (page 44)

We ask that our stockholders adopt and approve the 2012 Omnibus Incentive Plan. The purpose of the 2012 Omnibus Incentive Plan is to (1) provide participants with an incentive to contribute to the Company’s success and to manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, and (2) provide a means of obtaining, rewarding and retaining key personnel. The key features of the 2012 Omnibus Incentive Plan include:

•

granting of stock options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

•

granting of cash incentive awards;

•

a ten-year maximum term for stock options and stock appreciation rights;

•

a three-year minimum vesting period for time-based restricted stock and stock unit awards;

•

a one-year minimum vesting period for performance-based awards;

•

no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

•

no repricing of stock options or stock appreciation rights without prior stockholder approval; and

•

no reload or “evergreen” share replenishment features.

Amendment to the 1997 Employee Stock Purchase Plan (page 55)

We ask that our stockholders adopt and approve an amendment to the 1997 Employee Stock Purchase Plan to increase the number of authorized shares from 4.5 million to 6.3 million and to extend the termination date of the plan from December 31, 2012 to December 31, 2022.

Auditors (page 57)

We ask that our stockholders ratify the selection of PricewaterhouseCoopers, LLP as our independent auditor for the year ending December 31, 2012. Below is summary information about PricewaterhouseCoopers’ fees for services provided in fiscal years 2011 and 2010.

Year Ended December 31	2011	2010
Audit Fees	$1,293,800	$1,403,100
Audit Related Fees	22,000	18,000
Tax Fees	41,994	30,600
All Other Fees	1,800	-
TOTAL	$1,359,594	$1,451,700

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 5

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LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 6

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Proxy Statement

LabCorp is providing you with these proxy materials in connection with its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Notice of Meeting (the “Notice”), this Proxy Statement and LabCorp’s 2011 annual report on Form 10-K (the “2011 Annual Report”) were first mailed to stockholders of record on or about March 20, 2012. As used in this Proxy Statement, “LabCorp,” the “Company” and “we” may refer to Laboratory Corporation of America Holdings itself, one or more of its subsidiaries, or Laboratory Corporation of America Holdings and its consolidated subsidiaries, as applicable.

GENERAL INFORMATION

2012 Annual Meeting of Stockholders

LabCorp’s 2012 Annual Meeting of Stockholders is scheduled to occur on Tuesday, May 1, 2012 at 9:00 a.m., Eastern Daylight Time. The Annual Meeting will be held at The Paramount Theater, 128 East Front Street, Burlington, North Carolina 27215. All owners of LabCorp’s common stock, par value $0.10 per share (the “Common Stock”), on March 5, 2012, the record date (the “Record Date”), are eligible to receive notice of, and to vote at, the Annual Meeting. Representatives of PricewaterhouseCoopers LLP, independent auditor for LabCorp for the year ending December 31, 2011, will be present at the Annual Meeting and will be available to respond to appropriate questions.

Availability of Proxy Materials

LabCorp has elected to provide access to its proxy materials over the Internet. All stockholders may access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may request to receive a printed set of the proxy materials by following the instructions provided in the Notice.

Stockholders may also request to receive future proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice. Choosing to receive proxy materials by e-mail will save LabCorp the cost of printing and mailing documents and will reduce the impact of LabCorp’s annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 7

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Matters Subject to a Vote of the Stockholders

Current Proposals

The following matters are subject to a vote of the stockholders at the Annual Meeting:

•

Election of directors from among the nominees described in the Proxy Statement (see page 17);

•

Approval, on a non-binding advisory basis, of compensation for LabCorp’s executives (see page 42);

•

Approval of the Company’s 2012 Omnibus Incentive Plan (the “2012 Omnibus Incentive Plan”) (see page 44);

•

Approval of an amendment to the 1997 Employee Stock Purchase Plan (see page 55); and

•

Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2012 (see page 57).

Board Recommendations

The Board of Directors of the Company (the “Board”) recommends that stockholders vote as follows:

•

“FOR” the election of each of the nominees for director;

•

“FOR” approval, on a non-binding basis, of the compensation for LabCorp’s executives;

•

“FOR” approval of the 2012 Omnibus Incentive Plan;

•

“FOR” approval of an amendment to the 1997 Employee Stock Purchase Plan; and

•

“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012.

Other Business

The Board does not intend to bring any other business before the Annual Meeting and is not aware of any other matters to be brought before the meeting. Additional matters or nominations for the Board may be presented by stockholders from the floor of the Annual Meeting to the extent that those additional matters or nominations were properly submitted. LabCorp’s 2011 Proxy Statement describes the requirements for properly submitting proposals for the Annual Meeting. Please also see the section “Identification and Evaluation of Director Candidates” on page 12 for information about stockholder nominations to the Board.

Voting Procedures and Solicitation of Proxies

Quorum and Voting Requirements

The Board is soliciting your vote at the Annual Meeting or at any later meeting should the scheduled annual meeting be adjourned or postponed for any reason. By using a proxy, which authorizes specific people to vote on your behalf, you can vote whether or not you attend the Annual Meeting. At least a majority of the total number of shares of Common Stock outstanding on the Record Date must be present in person or by proxy at the Annual Meeting for a quorum to be established. At the close of business on the Record Date, there were 97,203,560 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on each of the director nominees and one vote on each other matter that is properly presented at the Annual Meeting. In accordance with LabCorp’s Amended and Restated By-Laws (the “By-Laws”), director nominees must receive a majority of the votes cast for the election of directors, which under the By-Laws means that the number of shares voted “FOR” a director must exceed 50% of the votes cast with respect to that director. The Board has adopted a policy that a director who does not receive the required vote for election as provided in the By-Laws will submit his or her resignation for consideration by the Board. The affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for approval of the other proposals noted above provided that, with respect to the adoption of the 2012 Omnibus Incentive Plan, the total votes cast (which includes for and against votes and abstentions, but excludes broker non-votes) on this proposal must represent over 50 percent of the issued and outstanding shares of common stock. Abstentions will have no effect on the election of the directors, but will have the same effect as a vote against the other proposals scheduled for the Annual Meeting.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 8

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Voting by Record Holders

If your name is registered in LabCorp’s stockholder records as the owner of shares, there are four ways that you can vote your shares:

•

Over the Internet. Vote at www.proxyvote.com. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Daylight Time on Monday, April 30, 2012. Once you enter the Internet voting system, you can record, confirm and change your voting instructions.

•

By telephone. Call 1-800-690-6903. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Daylight Time on Monday, April 30, 2012. Once you enter the telephone voting system, a series of prompts will tell you how to record, confirm and change your voting instructions.

•

By mail. Mark your voting instructions on the proxy card, sign and date it, and return it in the prepaid envelope provided. For your mailed proxy card to be counted, it must be received before the polls close at the Annual Meeting on Tuesday, May 1, 2012.

•

In person. Attend the Annual Meeting, or send a personal representative with an appropriate proxy, in order to vote.

You may change your vote or revoke a proxy at any time prior to the Annual Meeting by:

•

Entering new instructions on either the telephone or Internet voting system before 11:59 p.m. Eastern Daylight Time on Tuesday, April 30, 2012.

•

Sending a new proxy card with a later date than the previously submitted proxy card. The new proxy card must be received before the polls close at the Annual Meeting on Tuesday, May 1, 2012.

•

Writing to LabCorp at 358 South Main Street, Burlington, North Carolina 27215, Attention: F. Samuel Eberts III, Secretary. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received before the Annual Meeting begins on Tuesday, May 1, 2012.

•

Attending the Annual Meeting and voting in person or sending a personal representative with an appropriate proxy.

All proxies duly executed and received by LabCorp will be voted in accordance with the instructions provided by the person executing the proxy or, in the absence of any instruction, will be voted in accordance with the Board’s recommendations on each proposal. Proxies will have the discretion to vote for or against any other matters that come before the Annual Meeting which are not otherwise specified in the Notice.

Voting by Holders in Street Name

If you hold shares through a bank, broker or other custodian (referred to as shares held “in street name”), they will provide you with a copy of the Proxy Statement and a voting instruction form. Banks, brokers and other holders of record have discretionary authority to vote shares without instructions from beneficial owners only on matters considered “routine” by the New York Stock Exchange, such as the advisory vote on the selection of the independent auditors. On non-routine matters, such as the election of directors and the proposals addressing the approval of the 2012 Omnibus Incentive Plan and the amendment to the 1997 Employee Stock Purchase Plan, these banks, brokers and other holders of record do not have discretion to vote uninstructed shares and thus are not “entitled to vote” on such proposals, resulting in a broker non-vote for those shares. We encourage you to provide voting instructions so that your shares can be counted in the election of directors and the other matters to be considered at the Annual Meeting.

Proxy Expenses

LabCorp will bear the expenses to prepare proxy materials and to solicit proxies for the Annual Meeting. LabCorp expects to reimburse banks, brokers, and other persons for their reasonable, out-of-pocket expenses in handling proxy materials for beneficial owners. LabCorp has also retained Morrow and Co., LLC for solicitation of holders of record as well as non-objecting beneficial owners. LabCorp paid Morrow and Co., LLC a fee of approximately $8,500 for these services, plus reimbursement of expenses.

Results of the Annual Meeting

The voting results of the Annual Meeting will be published no later than four business days after the Annual Meeting on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 9

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CORPORATE GOVERNANCE

Board Structure and Independence

Board Composition

LabCorp’s By-Laws provide for a Board of no less than one nor more than fifteen directors. There are currently ten members of the Board. For more details about the current slate of directors and their biographies, please see “Proposal One: Election of Directors.”

Director Independence

The Board has determined that Ms. Anderson, Mr. Bélingard, Dr. Coles, Ms. Lane, Mr. Mac Mahon, Mr. Mittelstaedt, Dr. Rubenstein, Dr. Weikel and Dr. Williams each qualify as “independent” as defined in the New York Stock Exchange Listing Standards (the “Listing Standards”). For a director to qualify as “independent” under the Listing Standards, the Board must affirmatively determine that the director has no material relationship with the Company that would impair the director’s independence. The Board has adopted categorical standards for determining whether there is a material relationship that would impair independence. The Board has determined that Mr. King, the Company’s President and Chief Executive Officer (“CEO”) who also serves as Chairman of the Board, is not independent as he is an employee of the Company.

The Board established the position of Lead Independent Director to be filled at the Board’s discretion when the Chief Executive Officer also serves as Chairman or the Chairman otherwise is not an independent director. The Board believes that appointing a Lead Independent Director provides an efficient and effective leadership model for the Company by fostering clear accountability, effective decision-making, alignment on corporate strategy between the Board and management and a cohesive public face for the leadership of the Company. Mr. Mittelstaedt currently serves as our Lead Independent Director. The Lead Independent Director, among other tasks assigned in the Company’s Corporate Governance Guidelines, presides at executive sessions of the Board, serves as a liaison between the Chairman and the other directors, and advises the Chairman with respect to the schedule, agenda and information for Board meetings. The Board holds executive sessions without Company management and non-independent director participation. These sessions are generally held at each regularly scheduled meeting of the Board and at each special meeting at the request of any independent director attending the special meeting. The Company’s Corporate Governance Guidelines provide that the independent Directors shall meet on a periodic basis, but no fewer than four times a year on the same day as the regularly scheduled Board meetings. In 2011, Mr. Mittelstaedt in his capacity as the Lead Independent Director chaired six meetings of the independent and non-management directors to discuss strategy, compensation, succession planning and other matters.

Board Committees

The Board has four standing committees:

1)

Audit Committee;

2)

Compensation Committee;

3)

Quality and Compliance Committee; and

4)

Nominating and Corporate Governance Committee.

Charters for each of the Committees are available in print to any stockholder upon request submitted to the Corporate Secretary and are also available on the Company’s website at www.labcorp.com on the Investor Relations page under the Corporate Governance Tab. Each Committee reviews its respective Charter on an annual basis.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 10

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Audit Committee

Members: Ms. Anderson (Committee Chair, Financial Expert), Ms. Lane (Financial Expert), Mr. Mittelstaedt, Dr. Rubenstein, Dr. Williams

The Audit Committee is responsible for assisting the Board with the following functions:

•

the selection, appointment, compensation and oversight of the work of any independent registered public accounting firm employed by the Company;

•

reviewing the qualifications and independence of the Company’s independent registered public accounting firm;

•

assisting the Board with oversight of the integrity of the financial statements of the Company;

•

ensuring that the Company complies with legal and regulatory requirements as they impact the Company’s financial statements or reporting systems;

•

overseeing the Company’s internal audit functions and internal controls;

•

overseeing the Company’s management of financial risks; and

•

producing an Audit Committee report as required by the SEC to be included in the Company’s annual proxy statement.

The Audit Committee has determined that Ms. Anderson and Ms. Lane are “audit committee financial experts” as defined by the SEC’s rules and have the “accounting or related financial management expertise” required by the Listing Standards.

Compensation Committee

Members: Dr. Weikel (Committee Chair), Ms. Anderson, Mr. Bélingard

The Compensation Committee is responsible for assisting the Board with the following functions:

•

reviewing the Company’s compensation and benefit policies, procedures and objectives, including any perquisites paid to the CEO and other executive officers and directors;

•

performing an annual review of and making recommendations to the full Board regarding the goals and objectives for CEO compensation, evaluating the CEO’s performance in light of those goals and objectives, and reviewing the compensation paid to the CEO and other executive officers;

•

reviewing and evaluating the compensation paid to the Company’s directors;

•

reviewing and overseeing the Company’s incentive compensation and equity plans;

•

evaluating the Company’s pay practices in relation to the Company’s risk profile; and

•

producing a Compensation Committee report as required by the SEC to be included in the Company’s annual proxy statement.

The Compensation Committee has delegated to Mr. King the task of designing annual incentive plans for the other executive officers using targets established by and input provided by the Compensation Committee. For a discussion of Mr. King’s role in determining executive compensation, see the “Compensation Discussion and Analysis” section below (page 21).

The Compensation Committee has the sole authority to retain and terminate outside compensation consultants to evaluate executive officer and director compensation. The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“Cook & Co.”) as an outside independent compensation consultant since August 2004. Cook & Co. does no other work for the Company or its management without approval from the Chairman of the Compensation Committee. See the “Compensation Discussion and Analysis” section below (page 21) for more information about Cook & Co.’s role in recommending the amount or form of executive compensation.

Quality and Compliance Committee

Members: Dr. Rubenstein (Committee Chair), Mr. Bélingard, Dr. Coles, Mr. Mac Mahon, Dr. Weikel

The Quality and Compliance Committee is responsible for assisting the Board in carrying out its oversight responsibility with respect to quality and compliance issues. This oversight responsibility includes ensuring that management adopts and implements policies and procedures that require the Company’s employees to act in accordance with high ethical standards, deliver high quality services and comply with health care and other legal requirements. The Committee meets regularly with the Chief Medical Officer and the Chief Legal Officer to review the Company’s quality management systems, discuss emerging scientific and medical issues and evaluate the Company’s programs for compliance with applicable legal and regulatory requirements.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 11

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Nominating and Corporate Governance Committee

Members: Mr. Mittelstaedt (Committee Chair), Ms. Lane, Dr. Williams

The Nominating and Corporate Governance Committee is responsible for assisting the Board with the following functions:

•

identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•

recommending to the Board the director nominees for the annual meeting of stockholders and the director nominees for each Board Committee;

•

developing and recommending to the Board a set of corporate governance principles; and

•

leading the Board in its annual self-assessment.

Further information about the policies and guidelines for identifying and evaluating director candidates is described below in the section entitled “Identification and Evaluation of Director Candidates.”

Board and Committee Meetings

During 2011, the Board held ten meetings and acted three times by unanimous written consent. The Audit Committee held eight meetings, the Compensation Committee held six meetings, the Nominating and Corporate Governance Committee held two meetings, and the Quality and Compliance Committee held four meetings. During 2011, none of the directors attended fewer than 86% of the total meetings of the Board and the Committees of which he or she was a member. Members of the Board are encouraged to attend the Annual Meeting of Stockholders and all of the directors attended the 2011 Annual Meeting of Stockholders.

Annual Board Self-Assessment

The Board conducts a self-assessment of its performance and effectiveness on an annual basis. The purpose of the self-assessment is to track progress in certain areas targeted for improvement from year to year and to identify ways to enhance the Board’s effectiveness. As part of the assessment, each director completes a questionnaire developed by the Nominating and Corporate Governance Committee. The collective ratings and comments of the directors from the questionnaires are compiled and presented by the Chair of the Nominating and Corporate Governance Committee to the full Board for discussion. In addition, each Board Committee also conducts an annual self-evaluation of its performance. The Committee self-evaluations are focused on each Committee’s ability to perform its respective functions as identified in the Committee charters. Feedback from the Committee self-evaluations is also presented to the full Board for discussion.

Identification and Evaluation of Director Candidates

Identification of Director Candidates

The Nominating and Corporate Governance Committee recommends a slate of directors to the Board for election by the Company’s stockholders at each annual meeting of stockholders and recommends candidates to the Board to fill any vacancies. The Nominating and Corporate Governance Committee is authorized to engage professional search firms at the Company’s expense to assist with the identification, evaluation and due diligence on potential nominees for Board vacancies. No professional search firms were engaged in 2011.

Stockholders may also nominate individuals to the Board. A stockholder may make a nomination for consideration at the 2013 Annual Meeting of Stockholders by providing certain information as set forth in the By-Laws, in writing, to the Corporate Secretary of the Company at 358 South Main Street, Burlington, NC 27215. Such nominations must be received no earlier than December 31, 2012 and no later than March 1, 2013. The By-Laws may be obtained free of charge by writing to the Company’s Corporate Secretary and were included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2008.

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Evaluation of Director Candidates

When evaluating prospective candidates for director, including those nominated by stockholders, the Nominating and Corporate Governance Committee conducts individual evaluations against the criteria enumerated in the Company’s Corporate Governance Guidelines (see description below). These criteria include, but are not limited to:

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substantial business or professional experience in an area of importance to the Board and the Company;

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personal and professional integrity;

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interest, capacity and willingness to serve the long-term interests of the Company’s stockholders;

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ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings;

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exceptional ability and judgment; and

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freedom from personal and professional relationships that would adversely affect the ability to serve the best interests of the Company and its stockholders.

The Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee review with the Board the appropriate skills and characteristics required of Board members in the context of the Company’s business needs and the current composition of the Board, including, among other characteristics, diversity. The Company believes that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender, and ethnicity. The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions, including experience with publicly traded national, international or multinational companies, executive or financial management experience and/or achievement with distinction in their chosen fields. The Board believes that its composition reflects a balance of skills, experiences, diversity and expertise that provides strong and broad oversight, practical experience and strategic vision to the Company.

Director candidates, other than sitting directors, may be interviewed by the Chairman of the Nominating and Corporate Governance Committee, other directors, the Chief Executive Officer and the Corporate Secretary. The results of those interviews, as well as any other materials received by the Nominating and Corporate Governance Committee that it deems appropriate, are considered by the Nominating and Corporate Governance Committee in making its recommendation to the Board.

Communications with the Board

Stockholders and interested parties may communicate with the Board, individually or as a group, by submitting written communications to the appropriately addressed Board member(s), c/o Corporate Secretary, Laboratory Corporation of America Holdings, 358 South Main Street, Burlington, North Carolina 27215.

All communications with the Board will be reviewed initially by the Corporate Secretary, who will relay all communications to the appropriate director or directors unless the communication is:

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an advertisement or other commercial solicitation or communication;

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obviously frivolous or obscene;

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unduly hostile, threatening, or illegal; or

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related to trivial matters (in which case it will be delivered to the intended recipient for review at the next regularly scheduled Board meeting).

Each director has the discretion to determine whether any of the communications addressed to their attention should be presented to the full Board, to one or more of its committees or to the Company’s management. Each director also has the discretion to determine whether a response to the person sending the communication is appropriate. Any response will be made through the Company’s Corporate Secretary in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

The Nominating and Corporate Governance Committee, comprised entirely of independent, non-management directors, has reviewed and approved the foregoing procedures and is responsible for recommending changes to the procedures as necessary.

Corporate Governance Policies and Procedures

Corporate Governance Guidelines

The Board has adopted a set of Corporate Governance Guidelines that address a number of topics, including composition of the Board, director independence, annual self-assessment by the Board and its Committees, retirement of directors and succession planning. The Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines on a regular basis and any proposed additions or amendments are submitted to the full Board for its consideration. Stockholders may request a printed copy of the Corporate Governance Guidelines from the Corporate Secretary or access a copy on LabCorp’s website at www.labcorp.com on the Investor Relations page under the Corporate Governance tab.

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Code of Business Conduct and Ethics

The Board has also adopted a Code of Business Conduct and Ethics which is applicable to all directors, officers and employees of the Company. The Code sets forth Company policies and expectations on a number of topics, including but not limited to, conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of Company assets, and business ethics. The Code also sets forth procedures for reporting and handling any potential violation of the Code, conflicts of interest and the appearance of any conflict of interest. The Code is regularly reviewed by management, the Audit Committee and the Quality and Compliance Committee and proposed additions or amendments are considered by the full Board. Stockholders may request a printed copy of the Corporate Governance Guidelines from the Corporate Secretary or access a copy on LabCorp’s website at www.labcorp.com on the Investor Relations page under the Corporate Governance tab. In addition, any waivers for directors, officers and employees of the Company or amendments to the Code will also be posted on LabCorp’s website.

Board’s Role in Risk Oversight

As detailed in the Company’s Corporate Governance Guidelines, the Board oversees the Company’s risk management in several ways. LabCorp has an ongoing Enterprise Risk Management process that identifies key risks to the business and appropriate actions to manage those risks. The Board receives regular reports directly from officers responsible for management of financial reporting, legal and regulatory compliance, information technology and medical and scientific standards of care. The Board also oversees risks through the Audit Committee, the Quality and Compliance Committee and the Compensation Committee.

The Compensation Committee regularly reviews the Company’s compensation policies and procedures to ensure that those practices are consistent with emerging best practices, are aligned with the stockholders’ interests and support the Company’s objective to attract and retain skilled and talented employees. Throughout the year, management reviews compensation policies, practices and changes in applicable regulations with the Compensation Committee, including the impact of the Company’s pay practices on the Company’s risk profile. The Compensation Committee also works directly with its independent compensation consultants, Cook & Co., to evaluate the Company’s compensation philosophy and objectives to identify potential risks in the Company’s pay practices. After reviewing the Compensation Committee’s findings, the Board concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Related Party Transactions

In accordance with the Company’s Audit Committee charter, the Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions. The Company’s Directors and key employees, including all members of senior management, complete annual reports disclosing or certifying the absence of any related party transactions. The Audit Committee reviews all material transactions involving related parties, as such transactions are defined by Item 404(a) of Regulation S-K as promulgated by the SEC, before allowing the Company to enter into any such transaction. The Company has not adopted a static set of criteria to be applied to evaluate a related party transaction and instead tailors the scope of its review to the particular circumstances presented by each transaction to ensure that any such transaction is thoroughly reviewed and evaluated.

In 2011, the Audit Committee considered and approved one related party transaction with Dr. Andrew J. Conrad, a former executive officer whose employment with LabCorp ended in February 2011. At the time that Dr. Conrad’s employment ended, he waived his right to receive severance under the Amended and Restated Master Senior Executive Severance Plan and entered into an agreement with LabCorp to provide consulting services related to clinical trials, expanding the Company’s international presence and evaluating and advising the Company on scientific developments in the field of diagnostic medicine. The consulting agreement, which has an initial two year term and renews automatically for successive one year terms unless terminated by either party, provides that Dr. Conrad will receive compensation based on performance of the Company’s clinical trials business as measured by growth in revenue, excluding pass through expenses. Dr. Conrad has agreed to customary non-compete and non-solicitation provisions in his consulting agreement.

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DIRECTOR COMPENSATION

The Company’s director compensation is designed to attract and retain highly qualified, independent directors to represent stockholders on the Board and act in their best interest. The Compensation Committee, which consists solely of independent directors, has primary responsibility for setting our director compensation program. Frederic W. Cook & Co. (Cook & Co.), the Committee’s independent advisors, assists the Compensation Committee in evaluating our director compensation program.

Elements of Non-Employee Director Compensation

For 2011, elements of non-employee director compensation included the following:

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Annual Retainer. An annual retainer in the amount of $40,000 paid to each non-employee director in monthly installments.

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Meeting Fees. A fee of $2,000 paid to each non-employee director for each Board and Committee meeting attended.

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Committee Chair Retainer. The Chair of the Audit Committee received $15,000, paid on a monthly basis. The Chairs of all other Committees received $10,000, paid on a monthly basis.

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Lead Independent Director Retainer. The Lead Independent Director received $20,000, paid on a monthly basis.

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Equity Compensation. Each non-employee director received, on the date of the Annual Meeting, grants of non-qualified stock options and restricted stock each having a value of approximately $70,000. The number of stock options granted is determined by using a Black-Scholes valuation. The stock options vest in equal allotments over three years beginning on the first anniversary of the grant date and expire 10 years after the grant date unless earlier terminated. The number of shares of restricted stock granted is determined by the grant date fair value (using the average price for the 10 days preceding the grant date). The restricted stock awards vest in equal allotments over three years beginning on the first anniversary of the grant date.

On December 6, 2011 the Compensation Committee approved changes to director compensation, effective January 1, 2012. These changes were designed to align director compensation with emerging best practices and reflect the Board’s belief that director compensation is not dependent upon the number of meetings held but rather compensates directors for their ongoing work and oversight throughout the year. These changes include:

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Annual Retainer. An annual retainer in the amount of $90,000 paid to each non-employee director in quarterly installments.

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Committee Chair Retainer. The Chair of the Compensation Committee will receive $12,500 annually, paid on a quarterly basis. The Lead Independent Director retainer and all other chair retainers will be paid on a quarterly basis.

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Equity Compensation. Each non-employee director will receive on an annual basis, on the date of the Annual Meeting, a grant of restricted stock having a value of $150,000, subject to the Director Stock Ownership Program (as described below). The number of shares of restricted stock granted is determined by using the average share price for the 10 days preceding the grant date. The restricted stock awards vest in equal allotments over three years beginning on the first anniversary of the grant date.

Reimbursement of Expenses

Each director is reimbursed for his or her reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its Committees, as well as for related activities such as director education courses and materials consistent with our policies concerning reimbursement for travel, entertainment and other expenses.

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Summary of 2011 Compensation to Non-Employee Directors

The compensation paid by the Company to the non-employee directors for 2011 is set forth in the table below. Information on compensation for Mr. King is set forth in the “Executive Compensation” section below.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Kerrii B. Anderson	$95,000	$68,943	$71,364	$-	$-	$-	$235,307
Jean-Luc Bélingard	$72,000	$68,943	$71,364	$-	$-	$-	$212,307
N. Anthony Coles, Jr.	$64,000	$95,820	$96,285	$-	$-	$-	$256,105
Wendy E. Lane	$80,000	$68,943	$71,364	$-	$-	$-	$220,307
Thomas P. Mac Mahon	$68,000	$68,943	$71,364	$-	$-	$41,665	$249,972
Robert E. Mittelstaedt, Jr.	$110,000	$68,943	$71,364	$-	$-	$-	$250,307
Arthur H. Rubenstein	$94,000	$68,943	$71,364	$-	$-	$-	$234,307
M. Keith Weikel	$82,000	$68,943	$71,364	$-	$-	$-	$222,307
R. Sanders Williams	$78,000	$68,943	$71,364	$-	$-	$-	$218,307

(1) Includes annual retainer payments of $40,000 each. Also includes Committee Chair retainer payments of $15,000 to Ms. Anderson, $10,000 to Mr. Mittelstaedt, $10,000 to Dr. Rubenstein and $10,000 to Dr. Weikel. Mr. Mittelstaedt also received $20,000 for serving as Lead Director.

(2) Amounts represent the aggregate grant date fair value for restricted stock awards to each director in 2011. For a discussion of the assumptions made in these valuations, see Note 14 to the Company’s audited financial statements included in its 2011 Annual Report on Form 10-K for the year ended December 31, 2011. The aggregate number of shares of restricted stock held by each director as of December 31, 2011 was 1,667, except for Dr. Coles, who held 1,000 shares of restricted stock at December 31, 2011.

(3) Amounts in the table represent the aggregate grant date fair value for stock option awards to each director in 2011. For a discussion of the assumptions made in these valuations, see Note 14 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011.

The aggregate number of vested and exercisable stock options held by each director as of December 31, 2011 was as follows: Ms. Anderson—11,087; Mr. Bélingard—18,502; Dr. Coles— 0; Ms. Lane—13,530; Mr. Mac Mahon—9,791; Mr. Mittelstaedt—17,149; Dr. Rubenstein—14,185; Dr. Weikel—16,659; and Dr. Williams—3,499. The aggregate number of unvested stock options held by each director as of December 31, 2011 was 5,901, except for Dr. Coles, who had 3,600 unvested stock options at December 31, 2011.

(4) For Mr. Mac Mahon, this amount represents payment for his consulting services in 2011 pursuant to a consulting agreement originally entered into in connection with Mr. Mac Mahon’s retirement as President and CEO on December 31, 2006. The agreement provided for additional services to be provided by Mr. Mac Mahon following the termination of his employment as CEO, as well as other matters. From time to time, the Company has amended the agreement to extend the term and revise compensation, which it most recently did on May 12, 2011, when the Company amended the Agreement extending the term to one year and providing for reasonable compensation based on specific work Mr. Mac Mahon performed at the request of the CEO.

Board Stock Ownership Program

Maintaining a significant personal level of stock ownership ensures that each director is financially aligned with the interests of our stockholders. The Board believes that by holding an equity position in the Company, directors demonstrate their commitment to and belief in the long-term success of the Company. Based on the recommendations of Cook & Co. and the Compensation Committee, the Board amended the Director Stock Ownership Program on December 6, 2011 to increase the required financial commitment by members of the Company’s Board. Pursuant to revised stock ownership requirements, each director must acquire and maintain a level of ownership of Common Stock equivalent to a number of shares having a value of $300,000 as of the date he or she became subject to the stock ownership program. Until the ownership requirement is met, a director is required to hold 50% of any shares of Common Stock acquired upon the lapse of restrictions on any stock grant and upon the exercise of stock options, net of any shares utilized to pay for the exercise price of the option and any tax withholding, if applicable. If a director fails to meet or show progress towards satisfying these requirements, the Compensation Committee may reduce future equity grants or other incentive compensation to that director. Each director is required to maintain this level of stock ownership for his or her entire tenure of service on the Board.

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Proposal One  Election of Directors

Each member of the Board has been nominated by the Nominating and Corporate Governance Committee and the full Board for election at the Annual Meeting to hold office until the next annual meeting of stockholders or until their earlier resignation or removal. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute, your proxy will be voted for the substitute nominee.

Information about each nominee is included below, including details about their qualifications, skills and experiences that supported the determination by the Nominating and Corporate Governance Committee and the Board that the person should serve as a director of LabCorp.

Nominees to the Board of Directors

  David P. King

Chairman and Chief Executive Officer

David P. King (55) has served as Chairman of the Board, President, and Chief Executive Officer of the Company since May 6, 2009; prior to that date he served as a director, President and Chief Executive Officer of the Company since January 1, 2007. Mr. King served as Executive Vice President and Chief Operating Officer from December 2005 to January 2007, as Executive Vice President of Strategic Planning and Corporate Development from January 2004 to December 2005 and was hired in September 2001 as Senior Vice President, General Counsel and Chief Compliance Officer. Prior to joining the Company, he was a partner with Hogan & Hartson LLP (now Hogan Lovells US LLP) in Baltimore, Maryland from 1992 to 2001. Mr. King was appointed to the board of directors of Cardinal Health, Inc. in 2011 and serves on the Audit Committee as a financial expert. Mr. King has over 10 years’ experience with the Company in a variety of roles of increasing responsibility in corporate operations, strategic planning, and corporate administration. Mr. King has a deep understanding of the clinical laboratory industry, business strategy, sales and marketing and executive management of the Company and its operations.

  Kerrii B. Anderson

Director

Kerrii B. Anderson (54) has served as a director of the Company since May 17, 2006. Ms. Anderson was Chief Executive Officer of Wendy’s International, Inc., a restaurant operating and franchising company from April 2006 until September 2008 when the company was merged with Triarc. Ms. Anderson served as Executive Vice President and Chief Financial Officer of Wendy’s International from 2000 to 2006. Prior to this position, she was Chief Financial Officer, Senior Vice President of M/I Schottenstein Homes, Inc. from 1987 to 2000. Ms. Anderson is the Lead Independent Director of Chiquita Brands International Inc., and the Chairperson of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Ms. Anderson is a director and a member of the Audit Committee and the Nominating and Governance Committee of PF Chang’s China Bistro, Inc. She is also a director and a member of the Compensation Committee and Audit Committee of Worthington Industries, Inc. Ms. Anderson serves on the financial committee of Columbus Foundation and Board of Trustees of Ohio Health. Ms. Anderson was a director of Lancaster Colony Corporation from September 1998 to September 2005. She also was a director of Wendy’s International from 2006 until September 30, 2008. She has a strong record of leadership in operations and strategy. Ms. Anderson is also an audit committee financial expert as a result of her experience as CEO and CFO of Wendy’s International, Inc. Through her service on other public company boards, Ms. Anderson brings extensive financial, corporate governance and executive compensation experience to the Company’s Board.

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  Jean-Luc Bélingard

Director

Jean-Luc Bélingard (63) has served as a director of the Company since April 28, 1995. Since 2011, Mr. Bélingard has been Chairman of bioMérieux, the worldwide leader of the IVD microbiology segment. Since July 2011, Mr. Bélingard has also taken over the CEO position of bioMérieux. Mr. Bélingard retired as Chairman and Chief Executive Officer of Ipsen SA, a diversified French health care holding company, on November 22, 2010. He had served in that position since 2001. Prior to this position, Mr. Bélingard was Chief Executive Officer from 1999 to 2001 of bioMérieux-Pierre Fabre, a diversified French health care holding company, where his responsibilities included the management of that company’s worldwide pharmaceutical and cosmetic business. Mr. Bélingard is also a director of Stallergenes (France). Mr. Bélingard was also a director of Celera Corporation, a former division of Applera Corporation, Norwalk, Connecticut from May 2008 to May 2010. Mr. Bélingard served as a director and member of the Audit Committee of Nicox (France) from December 2002 to August 2010. Mr. Bélingard was a director of Applera Corporation, Norwalk, Connecticut from 1993 to June 2008. From 1990 to 1999, Mr. Bélingard was CEO of Roche Diagnostics and a member of the Hoffman La Roche group Executive Committee. Mr. Belingard’s long tenure at Roche, Ipsen and BioMérieux provides valuable business, leadership and management experience, including leading a large organization with global operations. He brings a strong strategic, operational and financial background. He also brings an important international perspective to the board’s deliberations. Mr. Bélingard has extensive corporate governance experience through his service on other public company boards.

  N. Anthony Coles, Jr., M.D.

Director

N. Anthony Coles, Jr., M.D. (51) has served as a director of the Company since January 2011. Dr. Coles is the President and Chief Executive Officer of Onyx Pharmaceuticals, Inc. He is also a member of its board of directors. Prior to joining Onyx in 2008, he was President, Chief Executive Officer, and a member of the board of directors of NPS Pharmaceuticals, Inc. Before joining NPS Pharmaceuticals in 2005, Dr. Coles was Senior Vice President of Commercial Operations at Vertex Pharmaceuticals Incorporated, which he joined in 2002. Beginning in 1996, he held a number of executive positions while at Bristol-Myers Squibb Company, including Senior Vice President of Strategy and Policy; Senior Vice President of Marketing and Medical Affairs, Neuroscience/Infectious Diseases/Dermatology; Vice President, Western Area Sales Cardiovascular and Metabolic Business Unit for U.S. Primary Care; and Vice President, Cardiovascular Global Marketing. Dr. Coles completed his cardiology and internal medicine training at Massachusetts General Hospital and was a research fellow at Harvard Medical School. He earned an M.D. degree from Duke University, a master’s degree in public health from Harvard University, and an undergraduate degree from Johns Hopkins University. Dr. Coles currently serves as a trustee and member of the Executive Committee for the Johns Hopkins University Board of Trustees, as well as a member of the board of trustees for Johns Hopkins Medicine. Dr. Coles is also a member of the board of the Biotechnology Industry Organization (BIO), as well as a director for Campus Crest Communities, Inc., a NYSE traded company. He has extensive CEO and operational experience including sales and marketing, strategy and corporate governance. His experience as a physician and his extensive knowledge of the health care industry brings an important industry- specific perspective to the Company as a director.

  Wendy E. Lane

Director

Wendy E. Lane (60) has served as a director of the Company since November 1996. Ms. Lane has been Chairman of Lane Holdings, Inc., an investment firm, since 1992. Prior to forming Lane Holdings, Inc., Ms. Lane was a Principal and a Managing Director of Donaldson, Lufkin & Jenrette, an investment banking firm, serving in these and other positions from 1980 to 1992. Ms. Lane is a director and sits on the Executive Committee of the board of directors of Willis Group Holdings, Ltd. and is also an Audit Committee member and chairs the Compensation Committee. She is also a director and member of the Audit Committee of UPM-Kymmene Corporation, and a Trustee of the U.S. Ski and Snowboard Team Foundation. With her extensive experience in various segments of the financial industry, including investment banking and insurance, Ms. Lane is an audit committee financial expert bringing critical insight to, among other things, the Company’s financial statements, accounting principles and practices, internal controls over financial reporting and risk management practices. She has extensive compensation, audit and corporate governance experience through her service on other public company boards in a variety of industries. Ms. Lane also has extensive international experience through her service on the boards of Willis Group and UPM-Kymmene, two broad-based multinational corporations.

  Thomas P. Mac Mahon

Director

Thomas P. Mac Mahon (65) has served as a director of the Company since 1995. In addition, Mr. Mac Mahon served as a non-executive Chairman of the Board from January 2007 to May 2009. Mr. Mac Mahon served as executive Chairman of the Board from April 1996 to December 2006; prior to that date, he was Vice-Chairman of the Board since April 28, 1995. From January 1997 until his retirement on December 31, 2006, Mr. Mac Mahon served as President and Chief Executive Officer and a member of the Executive and Management Committees of the Company. Mr. Mac Mahon was Senior Vice President of Hoffmann-La Roche Inc. (“Roche”) from 1993 to December 1996 and President of Roche Diagnostics Group and a director and member of the Executive Committee of Roche from 1988 to December 1996. Mr. Mac Mahon is a director and Chairman of the Governance Committee of Express Scripts, Inc. Mr. Mac Mahon is also a director, member of the Compensation Committee and past Chairman of the Board of PharMerica Corporation. Mr. Mac Mahon was a director of Golden Pond Healthcare, Inc. from November 2007 to November 2009. He has over 25 years of experience in the diagnostics industry including over 10 years of experience with the Company as its CEO. As a result, he has a deep understanding of the clinical laboratory industry, strategy, and operations and extensive experience with the laboratory industry. He also has significant corporate governance, financial and executive compensation experience through his service on other public company boards.

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  Robert E. Mittelstaedt, Jr.

Lead Independent Director

Robert E. Mittelstaedt, Jr. (68) has served as a director of the Company since November 1996. Mr. Mittelstaedt is Dean and Professor of Management at the W.P. Carey School of Business, Arizona State University. Prior to June 30, 2004, he was Vice Dean, Executive Education of The Wharton School, University of Pennsylvania. Mr. Mittelstaedt has served with The Wharton School since 1973, with the exception of the period from 1985 to 1989 when he founded, served as President and Chief Executive Officer, and sold Intellego, Inc., a company engaged in practice management, systems development, and service bureau billing operations in the medical industry. Mr. Mittelstaedt serves as a director and Compensation Committee member of W.P. Carey & Co., LLC and also serves as a director and compensation committee member of Innovative Solutions & Support, Inc. Mr. Mittelstaedt brings to the Board experience as a recognized expert in business strategy, corporate governance and executive compensation issues. Mr. Mittelstaedt serves as the Board’s Lead Independent Director and brings a deep understanding of the role of the Board and its oversight of corporate governance and business strategy.

  Arthur H. Rubenstein, MBBCh

Director

Arthur H. Rubenstein, MBBCh (74) has served as a director of the Company since August 1, 2004. Dr. Rubenstein was the Dean of the University of Pennsylvania School of Medicine and Executive Vice President for the University of Pennsylvania Health System from 2001 until June 31, 2011. Previously, Dr. Rubenstein was Dean and Gustave L. Levy Distinguished Professor at the Mount Sinai School of Medicine in New York from 1997 to 2001. He has also been a faculty member and chairman of the Department of Medicine at the University of Chicago. He is a distinguished member of the American Academy of Arts and Sciences and the American Association for the Advancement of Science. Dr. Rubenstein serves as a director of Glycadia and is Chair of the Medical/Scientific Board of Catabasis Pharmaceuticals, Inc. He served as a director of Diasome from May 2009 to June 2011. Dr. Rubenstein was a director of the Association of Academic Health Centers from October 2004 until September 2009. As a prominent medical clinician and academician, Dr. Rubenstein’s health care policy, regulatory and quality management experience with large health care delivery systems brings an important industry specific and practicing physician’s perspective to the Board’s deliberation.

  M Keith Weikel, Ph.D.

Director

M. Keith Weikel, Ph.D. (74) has served as a director of the Company since July 16, 2003. On December 31, 2006, Dr. Weikel retired as Senior Executive Vice President and Chief Operating Officer of Manor Care, Inc., a health-care provider, where he began his career in 1984 with Manor HealthCare Corporation, an operating subsidiary of Manor Care, Inc. Dr. Weikel is currently a member of the Federation of American Hospitals and the Alliance for Quality Long Term Care and serves as Director Emeritus for Manor Care, Inc. and as a director for Direct Supply, Inc. As a result of his experience as Commissioner of the Medical Services Administration of the Department of Health and Human Services and his years of business experience as an executive leader, Dr. Weikel has a deep understanding of the health care system. Dr. Weikel has a strong record of leadership in large health care company operations and his tenure on the Company’s Board provides him with a deep familiarity with the Company’s business and industry. As the former COO of Manor Care, Dr. Weikel brings an important perspective to his service as a director for the Company due to his extensive operations experience.

  R. Sanders Williams, M.D.

Director

R. Sanders Williams, M.D. (63) has served as a director of the Company since May 16, 2007. Dr. Williams is President of The J. David Gladstone Institutes and Professor of Medicine at the University of California San Francisco. Prior to this appointment, Dr. Williams served Duke University between 2001 and 2010 as Dean of the School of Medicine, Senior Vice Chancellor, Senior Advisor for International Strategy, and founding Dean of the Duke-NUS Graduate Medical School Singapore. He has served previously as President of the Association of University Cardiologists, Chairman of the Research Committee of the American Heart Association, on the editorial boards of leading biomedical journals, on the Advisory Committee to the Director of the National Institutes of Health and on the Board of External Advisors of the National Heart, Lung and Blood Institute. He is a Director of Bristol-Myers Squibb, a member of the Institute of Medicine of the National Academy of Sciences, and a Fellow of the American Association for the Advancement of Science. Dr. Williams is also a member of the Western Association of Physicians, an association of physicians-scientists that promotes research, collaboration and education. His experience as a physician, biomedical scientist, and executive leader brings important perspective to his service to the Company as a director.

The Board unanimously recommends that stockholders vote “FOR” the election of the nominees listed above.

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EXECUTIVE OFFICERS

Information regarding each of LabCorp’s executive officers and their relevant business experience is summarized below.

David P. King

President and Chief Executive Officer

See “Proposal One: Election of Directors” for information about Mr. King.

James T. Boyle, Jr.

Executive Vice President, Chief Operating Officer

Mr. Boyle (55) has served as Executive Vice President, Chief Operating Officer since October 2009. He is responsible for the day-to-day supervision of all operations and sales of the Company. Prior to October 2009, Mr. Boyle was Senior Vice President, Managed Care since May 2006. In December of 2008, Mr. Boyle also assumed operating responsibility for the Company’s Occupational Testing/Employer Group Services in his then current role of Senior Vice President of Managed Care/OTS. Mr. Boyle previously held the position of Vice President of Managed Care from August 2004 to May 2006. Prior to that Mr. Boyle was the Director of Litigation and Assistant General Counsel from 1999 to 2004. Prior to joining the Company in 1999, Mr. Boyle was engaged in the private practice of law for more than 15 years, specializing in litigation.

William B. Hayes

Executive Vice President, Chief Financial Officer and Treasurer

Mr. Hayes (46) has served as Executive Vice President, Chief Financial Officer and Treasurer since June 2005. Mr. Hayes served as Senior Vice President, Investor Relations from July 2004 to June 2005. Prior to this date, Mr. Hayes was Senior Vice President, Finance since 2000. Mr. Hayes is responsible for the day-to-day supervision of the finance and billing functions of the Company and operating responsibility for the Integrated Genzyme/Integrated Oncology (f/k/a Genzyme Genetics) business. Prior to joining the Company in 1996, Mr. Hayes was in the audit department at KPMG LLP for 9 years.

Andrew S. Walton

Executive Vice President, Esoteric Business

Mr. Walton (45) has served as Executive Vice President, Esoteric Business since October 2009. Mr. Walton has operating responsibility for the Company’s esoteric business units including National Genetics Institute, Viro-Med, Endocrine Sciences, Colorado Coagulation, Litholink, Monogram, and the Center for Esoteric Testing. Mr. Walton served as Executive Vice President, Strategic Planning and Corporate Development from January 2007 to October 2009, Senior Vice President, Chief Information Officer of the Company from May 2006 to May 2008, and Vice President of Strategic Planning from May 2005 to May 2006. Prior to joining the Company in 2005, Mr. Walton was a partner at Subsidium Health Advisors, a health care consultancy, from 2002 to 2005.

Mark E. Brecher, M.D.

Senior Vice President, Chief Medical Officer

Dr. Brecher (56) joined the Company in March 2009 as Senior Vice President, Chief Medical Officer. Prior to joining the Company, Dr. Brecher served as Vice Chair of the Department of Pathology and Laboratory Medicine at the McLendon Clinical Laboratories, University of North Carolina Hospitals from July 2006 to February 2009. From July 2003 to July 2006, Dr. Brecher was the Acting Director of Laboratory Information Systems and the Director of Clinical Pathology. Dr. Brecher is a member of the editorial board of Transfusion and is an associate editor of the Journal of Clinical Apheresis. He is a past chair of the Department of Health and Human Services Advisory Committee on Blood Safety and Availability and a past president of the American Society for Apheresis.

F. Samuel Eberts III

Senior Vice President, Chief Legal Officer and Secretary

Mr. Eberts (52) has served as Senior Vice President, Chief Legal Officer, Secretary and Chief Compliance Officer since January 1, 2009. Prior to that time he served as Senior Vice President, General Counsel since August 2004. Prior to joining the Company, he was Vice President, Secretary, and General Counsel of Stepan Company. Before joining Stepan Company, he was Assistant General Counsel for Cardinal Health, Inc. from 1998 to 2001 and Associate General Counsel for Allegiance Healthcare Corporation (Allegiance Healthcare Corporation was purchased by Cardinal Health in 1998). Prior to that time, he was Chief Counsel of the Biotech North America division of Baxter International Inc.

Lidia L. Fonseca

Senior Vice President, Chief Information Officer

Ms. Fonseca (43) joined the Company in May 2008 as Senior Vice President, Chief Information Officer. Prior to joining the Company she served as Executive Vice President Global Operations and Technology at Synarc Inc. from 2005 to early 2008. Prior to Synarc, Ms. Fonseca worked at Philips Medical Systems from 1997 to 2005 in various roles including, the global CIO for Phillips Medical Systems and Vice President Supply Chain Management in the Nuclear Medicine Division from 2003-2005, managing various factories and logistics operations.

In addition to the current executive officers listed above, Dr. Andrew J. Conrad served as Executive Vice President, Chief Scientific Officer during the first quarter of 2011. On February 28, 2011, Dr. Conrad ceased his employment with the Company and subsequently entered into a consulting agreement as described under the “Related Party Transactions” section on page 14.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Overview

LabCorp’s executive compensation program is designed to attract, motivate and retain executives in a highly competitive environment. We reward our executives for achieving high levels of performance and delivering superior returns for our stockholders. We believe our executive compensation program avoids unnecessary risk taking and aligns the interests of our stockholders with the performance of our executives. This program reflects our strong commitment to a transparent and results driven compensation program.

Pay For Performance

The Company seeks to achieve outstanding performance for our stockholders through a focus on increased revenue, Earnings Per Share (“EPS”), cash flow and operating income. To encourage our executives to drive these results, they are rewarded for achieving goals set for these financial measures as well as for increasing the Company’s share price. A substantial majority of the named executives’ compensation was in the form of performance based cash compensation (the Management Incentive Bonus, “MIB”), stock options, restricted stock and performance shares, providing a strong incentive to drive company performance and increase stockholder value. Approximately 67% of each named executives’ target total direct compensation for 2011 was performance based. We have historically placed a greater emphasis on the long-term component of compensation. Consistent with the emphasis on long-term strategy, the Company’s cash compensation is generally below-median of its select group of peer companies and surveys, and above median in total compensation when long-term incentives are included.

Our executive compensation program also contains a number of features that enhance the alignment of the interests of our executive officers and our stockholders, such as:

•

our annual bonus plan only provides payments if performance goals are met;

•

all executive officers must meet significant stock ownership requirements that increase with their level of responsibility within the Company;

•

we prohibit profiting from short-term speculative swings in the value of the Company’s stock, including, but not limited to, “short sales”, “put” and “call” options, and hedging transactions;

•

tax gross-ups on perquisites were phased out in 2011, and we do not provide any other tax gross-ups to the named executive officers;

•

there are no employment agreements with our executive officers; and

•

the Master Senior Executive Severance Plan that provides financial protection for our executives in circumstances involving a change in control is a “double trigger” plan, requiring termination following a change in control for severance payouts.

2011 Financial and Business Performance

We delivered strong performance in 2011, made possible by disciplined execution of our five-pillar strategy to grow the business and increase stockholder value. These five strategic pillars are:

•

Deploy capital first to acquisitions and business development that enhance our footprint and test menu, then to repurchase shares;

•

Enhance our IT capabilities to improve the physician and patient experience;

•

Continue to improve efficiency to remain the most efficient and highest value provider of laboratory services;

•

Continue scientific innovation to offer new tests at reasonable and appropriate pricing; and

•

Participate in the development of alternative delivery models to improve patient outcomes and reduce the cost of care.

Despite a macroeconomic environment that remained challenging, we achieved our operational and financial goals across a broad range of measures. We generated solid increases in test volumes, revenues and earnings in 2011, achieving growth both organically and through strategic acquisitions. The Company increased revenue 10.8 percent, to $5.5 billion, and Adjusted Earnings Per Share Excluding Amortization increased by 6.5 percent to $6.37. (Adjusted Earnings Per Share Excluding Amortization for 2011 is a non-GAAP measure calculated by excluding the effects of the impact of restructuring and other special charges ($0.72 per share), loss on divestiture of assets ($0.03 per share) and amortization expense ($0.51 per share) from the GAAP diluted earnings per share of $5.11.) These results are especially noteworthy in a market environment in which total net U. S. jobs and managed care enrollment, key metrics for our industry, remained stagnant.

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The leadership and discipline of the Company’s management team contributed heavily to our performance in 2011:

•

We achieved a three-year average return on invested capital of 13.5%, a decrease in bad debt as a percentage of sales, an increase of testing volume of 3.5 percent and an increase in revenue per requisition of 7.0 percent.

•

We used our free cash flow to make acquisitions that enhanced the Company’s test menu and expanded the Company’s geographic footprint.

•

We returned value to our stockholders, repurchasing approximately $644.0 million of our shares during 2011.

•

We realized over $60.0 million in synergies relating to recent acquisitions, including Genzyme Genetics, Westcliff Medical Laboratories, and Clearstone.

•

We continued to increase our overall efficiency by making changes to the business to maintain a low cost structure. Our emphasis on continually improving productivity extends throughout all phases of our operations – from specimen collection, to processing and testing, to result reporting and to billing.

•

We continued to excel in scientific innovation, bringing new assays to the market for infectious disease, reproductive genetics and oncology. The company introduced more than 100 new assays as we collaborated with leading companies and academic institutions to provide our physicians and patients with the most scientifically advanced testing in the industry.

We are proud of these accomplishments. This performance extended a strong growth record that has been sustained through several years of economic distress. In fact, for the period of 2001 through 2011, LabCorp’s compound annual growth rates for Revenue, Adjusted Earnings Per Share Excluding Amortization and Free Cash Flow Per Share are 9.7, 15.5 and 16.8 percent, respectively.

These financial and operational achievements are reflected in the earnings of the Company’s executives under our MIB Plan. As shown below, most of the Company’s financial goals under the MIB Plan were achieved at or above “target.” In addition, each named executive officer generally met or exceeded his or her individual performance goals. As a result, each of our named executive officers received MIB Plan payouts in excess of the target levels, ranging from 126% to 138% of target goal, reflecting our philosophy that compensation should be directly tied to company and individual performance achievements.

Investors have also been rewarded by our performance over time. The graph below shows comparisons of the cumulative total return for an investment of $100 on December 31, 2006 in the Company’s common stock, the Standard & Poor’s (the “S&P”) Composite-500 Stock Index and the S&P 500 Health Care Index, assuming that all dividends were reinvested. Information on The S&P400 Health Care Index is also presented, which is an index the Company previously used for comparison purposes.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to pay for performance by rewarding the achievement of specific short-term and long-term operational and strategic goals. We believe that through an effective executive compensation program, we can attract and retain talented employees who will sustain our financial performance and continue creation of stockholder value.

In support of the Company’s compensation philosophy, our executive compensation program features the following principles:

•

variable compensation should comprise a significant part of an executive’s total compensation, with the percentage of at-risk compensation highest for the executive officers;

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•

the size and the realizable values of incentive awards provided to executive officers should vary significantly with performance achievements;

•

an emphasis on stock-based compensation aligns the long-term interests of executive officers and stockholders;

•

compensation opportunities for executive officers must be evaluated against those offered by companies in similar industries and similar in size and scope of operations; and

•

differences in executive compensation within the Company should reflect varying levels of responsibility and/or performance.

We remain committed to our executive compensation program and its emphasis on long-term alignment with our stockholders. The charts below show the percentage of total direct compensation for 2011 that was performance based:

Compensation Committee Process and Input of Executive Officers

Annually, the Compensation Committee reviews the elements of executive compensation (base salary, annual cash incentive pay and long-term incentive opportunities), reviews any recommendations of the compensation consultant, and determines the manner in which it will make compensation decisions for the year. Mr. King, after consultation with the Chairman of the Compensation Committee, is invited to provide input on the Compensation Committee’s executive compensation decisions, as well as propose awards for the other executive officers based on his assessment of past and expected individual performance and contribution. This input from Mr. King is then taken into consideration by the Compensation Committee’s independent consultant and the Compensation Committee. Mr. King also makes recommendations for the performance goals and allocations in the MIB Plan for the executive officers. In addition, other members of management may interact with the compensation consultant or the Compensation Committee.

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Fiscal 2011 Compensation

Compensation Review

The role of the Compensation Committee is to set appropriate and supportable pay programs that are in the Company’s best interests and aligned with its business mission and strategy. The Company is committed to transparency and consistency of analysis over time with respect to our methodology for evaluating executive compensation.

In evaluating executive compensation, we consider both absolute performance and performance relative to an established peer group. The comparative peer group is selected, based on input from Cook & Co., to include public companies in the healthcare services industry that are closest to LabCorp in terms of scope of services and are of a similar size in terms of revenue, profitability, cash flow, market capitalization and number of employees. Each year, with the support of Cook & Co., the Committee reviews the peer group to ensure it remains valid for benchmarking purposes and will make adjustments as needed to reflect changes in business strategy and peer circumstances (e.g. acquisitions). The peer group used in 2011 remained the same as that in 2010, with the exception of Millipore, which was removed after it was acquired by Merck KGaA. The companies included in the 2011 comparative peer group were:

• Agilent Technologies, Inc.	• DaVita Inc.	• Quest Diagnostics Incorporated
• Beckman Coulter, Inc.	• Express Scripts, Inc.	• St. Jude Medical, Inc.
• Becton, Dickinson & Company	• Genzyme Corporation	• Stryker Corporation
• Biogen Idec Inc.	• Life Technologies Corporation
• Boston Scientific Corporation	• Omnicare, Inc.
• Covance Inc.	• Owens & Minor, Inc.

We also use a consistent methodology to value long-term equity compensation (restricted stock, performance share and option awards) based upon the accepted accounting standards for stock based compensation. The value for restricted stock and performance share awards is calculated by multiplying the number of shares granted by the closing price per share of Common Stock on the day of the grant. The value for stock options is calculated using the Black-Scholes option pricing model. We apply this valuation methodology consistently from period to period.

Annually, Cook & Co., the Committee’s independent consultant, prepares a review of competitive total compensation for the proxy officers versus similar positions at the publicly traded peer companies and utilizes national survey data for executives for whom there is insufficient comparable information included in the peer company proxy statements. The competitive review confirmed that, for 2011, the Company continues to meet its objectives of paying competitively versus its peers, with somewhat lower cash compensation and somewhat higher long-term incentives. We have historically emphasized higher long-term incentives to more closely align our executives’ interests with the long-term performance of the Company.

We recognize that different outcomes can be reached based upon the peer group selected for comparison and the valuation methodology used for long-term equity compensation. We believe that the valuation of long-term equity compensation should be consistent regardless of purpose. To apply one valuation methodology for purposes of compensation analysis and another for financial reporting purposes can lead to inconsistent outcomes and conclusions. Similarly, to utilize a peer group that is not as well aligned as the peer group developed by the Compensation Committee in terms of revenue, profitability, cash flow, market capitalization or number of employees can misrepresent relative executive compensation. Finally, we believe that consistently applying this same methodology to evaluate executive compensation allows stockholders to make a more meaningful long-term evaluation of our executive compensation program.

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Fiscal 2011 Compensation Decisions

Base Salary

In 2011, base salary was brought closer to the median of the peer group to ensure competitiveness as well as appropriateness given the performance, role and responsibilities of each executive officer. While the Compensation Committee targets salary levels of the executive officers close to the median of the peer group, it retains the flexibility to adjust individual compensation to take into account variations in the individual’s job experience and responsibility, as reviewed and recommended to the Committee by Mr. King. Annual changes in base salaries are determined using several factors including the peer group’s practices, our performance, the individual’s performance, increases in cost of living indices and increases provided to our employees.

The Compensation Committee believes that the base salaries for the Company’s executives are generally conservative compared to the peer group. In particular, Mr. King’s salary was below the 25th percentile. Therefore, the Committee increased his base salary 12.5% for 2011 to make his salary more competitive, although still below median. His 2010 salary rate was $900,000 and his 2011 salary rate was $1,012,560. For other Company executives, Mr. King recommended, and the Committee approved, increases based on the factors set forth above that ranged from 3% to 12.5%.

Annual Cash Incentive Pay (MIB)

Our MIB Plan is designed to compensate the named executive officers for achieving in-year goals that further the Company’s strategy and create stockholder value. Target MIB Plan award amounts for 2011 for named executive officers ranged from 60% to 150% of base salary.

Certain performance measures under the MIB Plan may be achieved at a threshold, target or superior level. If the actual performance measures fall between either the threshold and target levels or the target and superior levels, the payouts are pro-rated accordingly. If the threshold level of performance for a particular goal was not achieved, the payout for that goal would have been zero. In 2011, a superior level of achievement for the adjusted earnings per share goal (“Adjusted EPS”) made each named executive officer eligible for 200% of the target related to that measure. For other performance measures under the MIB Plan, the goal is either achieved or not achieved, meaning that there is a yes/no outcome (i.e., the goal was either achieved, a “yes” outcome earning a 100% target payment or was not achieved, resulting in a 0% payment).

Threshold	Target	Superior
50% payout of Target amount	100% payout of Target amount	150% payout of Target amount

For 2011, each of our named executive officers shared four goals:

•

Revenue;

•

Adjusted EPS (a non-GAAP measure calculated consistent with the adjusted EPS measure used by the Company in its quarterly earnings releases filed on Form 8-K by deducting the impact of restructuring and other special charges and loss on divestiture of assets from the GAAP measure of diluted earnings per share);

•

Return on Invested Capital (ROIC); and

•

Acquisition Synergies.

The revenue and Adjusted EPS performance measures were selected as common performance measures because they are the top-line and bottom-line measures used by the Company and the investment community to evaluate our performance. In 2011, the acquisition synergies and ROIC performance measures were added as important strategic goals and risk mitigation pay practices because they compensate executives for successfully integrating acquisitions and allocating the Company’s capital to profitable investments. These common goals represented 70% to 75% of the target amount of each executive’s opportunity under the MIB Plan. The performance measures used for the remaining 30% to 25% of the target amount are directed to specific areas of focus for the executive officers for 2011, tying individual performance that will contribute to our overall success. Performance goals are evaluated and typically change annually to reflect the financial and operational priorities of the Company.

The threshold, target and superior goals for revenue, Adjusted EPS, ROIC and acquisition synergies performance measures were based on various outcomes considered by the Compensation Committee, with the target amounts most closely approximating the Company’s operating budget. Because annual targets for performance goals are set at levels based on our expected financial performance for the year and business opportunities in the clinical laboratory industry, the Compensation Committee believes that paying at 150% of a performance measure’s target for the named executive officers for superior performance provides appropriate incentive to achieve outcomes clearly exceeding target expectations. The Compensation Committee further believes that threshold amounts represent sufficient performance to warrant incentive compensation and that a 50% potential payout is appropriate. For those individual goals that have a “yes/no” outcome, there is no threshold level of performance and no separate superior level of performance, and the goal is set based on the Compensation Committee’s determination that the individual goal is important to achieving the Company’s operational goals for the year. Performance levels are determined annually by the Compensation Committee based upon its collective experience and reasoned business judgment. The Compensation Committee determines the performance measures, performance targets and allocation for Mr. King. In turn, the Committee has delegated to Mr. King the responsibility of determining the incentive plans for each of the other named executive officers, using substantially the same Company targets established by the Compensation Committee.

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The 2011 goals that were common for each of the named executive officers were:

•

Revenue—$5.29 billion would pay at threshold, $5.54 billion would pay at target and $5.80 billion would pay at the superior level.

•

Adjusted EPS—$6.12 would pay at threshold, $6.24 would pay at target and $6.32 would pay at the superior level.

•

ROIC—12.7% would pay at threshold, 13.2% would pay at target and 13.7% would pay at the superior level.

•

Acquisition synergies— $32 million would pay at threshold, $40 million would pay at target and $48 million would pay at the superior level.

The goals and MIB targets for each named executive officer in 2011 are discussed below. In measuring the success of the named executive officers, the financial performance measures are compared to actual results. For each named executive officer, the charts below show the following: the total target bonus opportunity; the goals, as well as the allocation of the target bonus among those goals; the payout for each goal at varying levels of achievement; and the actual payment for each goal, which reflects the level of achievement relative to the threshold, target, and superior bonus measures. For example, each of the named executive officers achieved above threshold but below target performance for the revenue goal, above target but below superior performance for ROIC and achieved superior performance for the Adjusted EPS goal and acquisition synergies. The achievement of performance measures that are not financially based is determined by the Committee in its discretion, after discussion with Mr. King.

Mr. King

As Chief Executive Officer, Mr. King’s individual goals for 2011 were focused on the importance of executing key elements of our strategic plan. As a result of the achievements reflected in the table below, Mr. King’s earned annual bonus payment was approximately 133% of his 2011 target goal.

Base Salary	Target Bonus		Allocation by Goal		Bonus Opportunity by Goal by Level of Achievement
	% of Base	$ Target	%	Goal	Threshold	Target	Superior	Actual Payout
$1,012,560	150%	$1,518,840	25%	Revenue	$189,855	$379,710	$569,565	$379,189
			30%	Adjusted EPS	$227,826	$455,652	$911,304	$911,304
			10%	Laboratory Benefit Management(1)	$75,942	$151,884	$227,826	$75,942
			10%	Acquisition Synergies	$75,942	$151,884	$227,826	$227,826
			10%	Update and Execution of Strategic Plan		$151,884		$151,884
			10%	ROIC	$75,942	$151,884	$227,826	$197,449
			5%	Succession Planning		$75,942		$75,942
			100%	TOTAL	$645,507	$1,518,840	$2,392,173	$2,019,536

(1) The Laboratory Benefit Management targets were determined by the Compensation Committee based on the development and implementation of the Laboratory Benefit Model. When setting the goals, the Compensation Committee believed that the threshold, target and superior levels were set to generally provide the same degree of difficulty as achieving the comparable levels for the Company’s other financial goals.

Mr. Boyle

As Chief Operating Officer, Mr. Boyle’s individual goals for 2011 were based on operational matters in line with his major responsibilities. As a result of the achievements reflected in the table below, Mr. Boyle’s earned annual bonus payment was approximately 126% of his 2011 target goal.

Base Salary	Target Bonus		Allocation by Goal		Bonus Opportunity by Goal by Level of Achievement
	% of Base	$ Target	%	Goal	Threshold	Target	Superior	Actual Payout
$512,280	125%	$640,350	25%	Revenue	$80,044	$160,088	$240,131	$159,868
			25%	Adjusted EPS	$80,044	$160,088	$320,175	$320,175
			10%	ROIC	$32,018	$64,035	$96,053	$83,246
			15%	Development and successful implementation of Acquisition Integration Management Process(1)		$96,052		$96,052
			15%	Laboratory Benefit Management(2)	48,026	$96,052	$144,079	$48,026
			10%	Acquisition Synergies	$32,018	$64,035	$96,053	$96,053
			100%	TOTAL	$272,149	$640,350	$992,544	$803,421

(1) This goal was based on the successful implementation of an acquisition integration management process.

(2) The Laboratory Benefit Management targets were determined by the Compensation Committee based on the development and implementation of the Laboratory Benefit Model. When setting the goals, the Compensation Committee believed that the threshold, target and superior levels were set to generally provide the same degree of difficulty as achieving the comparable levels for the Company’s other financial goals.

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Ms. Fonseca

As Senior Vice President, Chief Information Officer, Ms. Fonseca’s individual goals for 2011 were based on the improvement of the effectiveness of her areas of responsibility and delivery of the patient portal in line with her major responsibilities. As a result of the achievements reflected in the table below, Ms. Fonseca earned an annual bonus payment that was approximately 133% of her target goal.

Base Salary	Target Bonus		Allocation by Goal		Bonus Opportunity by Goal by Level of Achievement
	% of Base	$ Target	%	Goal	Threshold	Target	Superior	Actual Payout
$349,365	60%	$209,619	10%	ROIC	$10,481	$20,962	$31,443	$27,251
			25%	Revenue	$26,203	$52,405	$78,608	$52,333
			25%	Adjusted EPS	$26,203	$52,405	$104,810	$104,810
			15%	Digital Pathology (Iris Phase I) (1)		$31,443		$31,443
			15%	Delivery of Patient Portal(2)		$31,443		$31,443
			10%	Acquisition Synergies	$10,481	$20,962	$31,443	$31,443
			100%	TOTAL	$73,368	$209,619	$309,190	$278,723

(1) This goal was based on the completion of Phase 1 of the Digital Pathology Project (Iris). This measure generally provided the same degree of difficulty as achieving the comparable levels for the other performance measures.

(2) This goal was based on the delivery of the Patient Portal. This measure generally provided the same degree of difficulty as achieving the comparable levels for the other performance measures.

Mr. Hayes As Chief Financial Officer, Mr. Hayes’ individual goals for 2011 were based on his responsibility for financial management, as well as his responsibility for completing certain strategic acquisitions. As a result of the achievements reflected in the table below, Mr. Hayes earned an annual bonus payment that was approximately 134% of his target goal.

Base Salary	Target Bonus		Allocation by Goal		Bonus Opportunity by Goal by Level of Achievement
	% of Base	$ Target	%	Goal	Threshold	Target	Superior	Actual Payout
$470,149	100%	$470,149	10%	Free Cash Flow(1)	$23,507	$47,015	$70,522	$39,446
			25%	Adjusted EPS	$58,769	$117,537	$235,074	$235,074
			10%	ROIC	$23,507	$47,015	$70,522	$61,120
			25%	Revenue	$58,769	$117,537	$176,306	$117,376
			15%	Successful Integration of Genzyme(2)		$70,522		$70,522
			15%	Acquisition Synergies	$35,261	$70,522	$105,783	$105,783
			100%	TOTAL	$199,813	$470,149	$728,729	$629,321

(1) Free cash flow performance levels provided that $727 million would pay at threshold, $773 million would pay at target and $819 million would pay at the superior. This measure generally provided the same degree of difficulty as achieving the comparable levels for the other performance measures.

(2) This goal was based on the achievement of specific goals of the integration of Genzyme Genetics. This measure generally provided the same degree of difficulty as achieving the comparable levels for the other performance measures.

Mr. Walton

As Executive Vice President, Esoteric Business, Mr. Walton’s individual goals were based on his responsibility for the Company’s esoteric business initiatives. As a result of the achievements reflected in the table below, Mr. Walton earned an annual bonus payment that was approximately 138% of his target goal.

Base Salary	Target Bonus		Allocation by Goal		Bonus Opportunity by Goal by Level of Achievement
	% of Base	$ Target	%	Goal	Threshold	Target	Superior	Actual Payout
$372,645	85%	$316,748	10%	Operating Income – Esoteric Business Units(1)	$15,837	$31,675	$47,512	$47,512
			25%	Revenue	$39,594	$79,187	$118,781	$79,078
			25%	Adjusted EPS	$39,594	$79,187	$158,374	$158,374
			10%	ROIC	$15,838	$31,675	$47,513	$41,178
			10%	Successful completion of the branding strategy and roll-out plan(2)		$31,675		$31,675
			10%	Continued successful expansion of the Segment Management Organization(3)		$31,675		$31,675
			10%	Acquisition Synergies	$15,838	$31,675	$47,513	$47,513
			100%	TOTAL	$126,701	$316,748	$483,043	$437,005

(1) Operating Income - esoteric business units was determined based on the levels viewed as necessary to achieve the outcomes in the Company’s operations plan. When setting the goals, the threshold, target and superior levels were set to generally provide the same degree of difficulty as achieving the comparable levels for the other Company’s financial goals.

(2) This goal was based on the successful completion of the branding strategy and roll-out plan. When setting the goal, the threshold, target and superior levels were set to generally provide the same degree of difficulty as achieving the comparable levels for the other Company’s financial goals.

(3) This goal was based on the successful expansion of the segment management organization. When setting the goal, the threshold, target and superior levels were set to generally provide the same degree of difficulty as achieving the comparable levels for the other Company’s financial goals.

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Long-Term Incentive Compensation

In 2011, we continued our practice of using stock options (40% of target value), restricted stock (20% of target value) and performance share awards (40% of target value). The Compensation Committee believes that a balanced program using these three award types achieves all of the following:

•

rewards stock-price growth, particularly through the use of stock options;

•

delivers performance-based, “at-risk” compensation through performance shares;

•

ensures longer-term business focus through the use of multi-year operational performance goals to determine the number of performance share awards ultimately earned;

•

provides attractive retention features through multi-year vesting and the use of restricted stock;

•

aligns the interests of the executive officers, including the named executive officers, with the interests of all stockholders; and

•

aligns with emerging practices of the market and is supported by the peer group data.

Award values for 2011 were determined so that total direct compensation levels was generally positioned between the 50th and 75th percentiles of the peer group. This level was selected based on the Company’s desire to attract and retain executive talent, and its performance results compared to its peer group.

Targets for the 2011 performance awards were established by the Compensation Committee and are based on Company growth in EPS and sales during the three-year performance period which began January 1, 2011 and ends December 31, 2013, with growth measured as compared to December 31, 2010. EPS growth was selected as a target because of its close alignment with stockholder value. Sales growth was selected based on the importance of this measure to the market price of our stock. Achievement of amounts between the measures are pro-rated based on the level of performance. Failure to achieve threshold would result in the executives receiving no performance shares for the period in question. The Compensation Committee believes that the EPS and sales goals at the target level are realistically achievable but would represent a level of performance that would result in significant return to stockholders.

Equity Grant Practices

Generally, the Compensation Committee approves equity grants at the beginning of the year in connection with a regularly scheduled Compensation Committee meeting. Under the 2008 Stock Incentive Plan used for these awards, the grant date of an option award is the date the Compensation Committee approves the award and the exercise price is based on the closing market price on the grant date. The Compensation Committee does not time awards with the release of information concerning the Company.

Stock Ownership Guidelines

The Board believes that requiring senior management to maintain a significant personal level of stock ownership ensures that each member of senior management is financially aligned with the interests of our stockholders. Pursuant to the executive stock ownership program, each member of senior management (defined as those individuals who serve on the Management Committee) must acquire and maintain a level of ownership in the Company’s Common Stock equivalent to a number of shares having a value that is a multiple of that executive’s base salary using the salary and stock price as of the date he or she became subject to the stock ownership level. This level will be adjusted if the executive’s position changes and the new position has a different ownership requirement. An executive is required to maintain this level of stock ownership throughout his or her tenure with the Company until near retirement. The ownership requirements for each position are:

Position	Company Stock Ownership Requirements as a Multiple of Base Salary
Chief Executive Officer	4x
Executive Vice Presidents	2x
All Other Senior Leadership	1x

Until the ownership requirement is met, an executive is required to hold 50% of any shares of Company Stock acquired upon the lapse of restrictions on any stock grant and upon the exercise of stock options, net of taxes and shares used to pay the exercise price. If an executive fails to meet or show progress towards satisfying these requirements, the Compensation Committee may reduce future equity grants or other incentive compensation for that executive. Once an executive reaches the age of 62, the ownership requirement is reduced by 50%, and once an executive reaches the age of 64, the ownership requirement is reduced by 75%.

Perquisites

The Compensation Committee believes the perquisites that have historically been offered are conservative. These perquisites are necessary to attract and retain the Company’s executive talent and are competitive and consistent with our overall executive compensation objectives. In 2010, these perquisites included: an annual car allowance, financial counseling, long-term disability insurance, personal liability insurance, health checkup allowance, home security system allowance and club membership allowance. Beginning in 2011, the Compensation Committee phased out certain perquisites for the named executive officers that were not considered consistent with emerging compensation practices, which resulted in discontinuing the annual car allowance, home security system allowance and club membership allowance. The Compensation Committee determined that financial counseling, long-term disability and personal liability insurance and a health check-up allowance were appropriate to continue because these benefits help ensure that the Company’s named executive officers maintain appropriate fiscal and physical health, which contributes to stable executive leadership for the Company. The aggregate value of these perquisites for 2011 is approximately $18,310 for Mr. King and an average aggregate value of approximately $15,069 for the other named executive officers. While the Compensation Committee believes that the remaining perquisites are conservative and provide unique benefits to the Company, tax gross-up payments associated with these perquisites have been eliminated for 2011. For more information on perquisites in 2011, including the valuation and amounts, see the “Summary Compensation Table” below.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 28

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Ban on Hedging Transactions

The Company maintains an Insider Trading Policy that prohibits executive officers and key employees from profiting from short-term speculative swings in the value of our stock, including, but not limited to, “short sales”, “put” and “call” options, and hedging transactions.

Termination and Change-in-Control Payments

The Company has had a severance plan in place since 1996 that provides participants financial protection in circumstances involving a qualifying termination, with a higher level of payment if the qualifying termination occurs within 3 years of a change in control (a “double trigger”). The severance plans are comprised of the Amended and Restated Master Senior Executive Severance Plan (the “Amended and Restated Severance Plan”) and a Master Senior Executive Change-in-Control Severance Plan (the “Change-in-Control Plan”). The Company originally adopted the severance plans to provide a competitive benefit necessary to attract and retain executive officers, and so that in the context of a change in control the executive would consider corporate actions that would benefit stockholders without regard to personal finances.

We amended the severance plans to provide for severance payments that reflect the actual performance of the executive over prior periods by basing severance payments on actual, rather than target, annual MIB Plan payments. The Change-in-Control Plan was amended to reduce the payment to executive vice presidents to two times their cash compensation. We have eliminated tax gross-up payments associated with change-in-control payments. For additional information on the termination and change-in-control benefits under the Amended and Restated Severance Plan and the Change-in-Control Plan, see “Potential Payments Upon Termination or Change-in-Control” at page 38.

The 2012 Omnibus Incentive Plan proposed to be adopted at the Annual Meeting (see Proposal 3 to this Proxy Statement) provides that if awards are assumed or substituted in a change in control, a double trigger is required for accelerated vesting. We believe this is appropriate in light of emerging compensation trends and there are no gross-up payments provided for in the plan.

In 2004, the Board approved the Senior Executive Transition Policy (the “Transition Policy”) to reflect the belief that a strong succession planning process ensures the continued success of the Company, in anticipation of several members of the then-current management team retiring in the near future and knowing that failure to ensure a smooth transition of leadership would have an adverse effect on the Company and its stockholders. The Compensation Committee continues to believe that the Transition Policy is important to strong succession planning for the Company’s most senior positions. Eligibility requirements for the Transition Policy include, (a) being an Executive Committee member (“EC”) and designated as a participant by the CEO and the Compensation Committee, (b) having five years of service as an EC member, (c) having 10 years of service with the Company, and (d) approval from the Board of a plan that ensures a smooth and effective transition of the departing executive’s management team. Currently, the only individuals designated for participation in the Transition Policy are Messrs. King and Hayes. The eligibility requirements of the Transition Policy are designed to ensure the retention of the executive over a period of time, to provide the Company with the ability to limit participation to the most senior executives and to ensure the goal of strong succession planning. The Transition Policy also provides additional protection to the Company in the form of a non-compete and non-solicitation agreement, and the policy sets forth the treatment of long-term incentive awards made under the Company’s stock incentive plans in the event of a voluntary termination before age 65.

Deferred Compensation Program

In 2001, the Board approved the Deferred Compensation Plan (“DCP”) under which certain of the Company’s executives, including the named executive officers, may elect to defer up to 100% of their annual cash incentive pay and/or up to 50% of their annual base salary subject to annual limits established by the federal government. The deferral limits were based on the Compensation Committee’s assessment of best practices at the time the DCP was established. The DCP provides executives a tax efficient strategy for retirement savings and capital accumulation without significant cost to the Company. For additional information on the DCP, see the “Nonqualified Deferred Compensation Table” and accompanying narrative below.

Retirement Plans

The Company previously adopted a supplemental retirement plan, the Pension Equalization Plan (the “PEP”) for executive officers, including the named executive officers. The PEP is an unfunded, non-contributory, non-qualified plan that was designed to provide income continuation benefits at retirement and work in conjunction with the Company’s Cash Balance Retirement Plan (the “Cash Balance Plan”), a qualified and funded defined benefit plan available to substantially all employees. The PEP was intended to provide additional retirement benefits to a select group of management employees as an integral part of a total compensation package designed to attract and retain top executive performers. Requirements of participation when the PEP was established included (a) approval of participation by the CEO, (b) being named as a Senior or Executive Vice President or operating in the capacity of one, or (c) being named as the President or CEO. Effective January 1, 2010, both the PEP and the Cash Balance Plan were frozen; no new participants will be admitted and no further service credits will be awarded to current participants.

The Company also offers a defined contribution retirement savings plan (i.e., 401(k) plan) called the Employees’ Retirement Savings Plan. Participation in this plan is available to all US-based employees, including the named executive officers. Company contribution information is reflected in the “Summary Compensation Table” below for the named executive officers.

Tax and Accounting Treatments

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) limits the corporate federal income tax deduction for certain “non-performance based” compensation paid to the chief executive officer and, pursuant to IRS guidance, each of the three highest paid employees (other than the chief financial officer) of public companies to $1 million per year. The Compensation Committee has carefully considered the Company’s executive compensation program in light of the applicable tax rules. Accordingly, the 2008 Stock Incentive Plans and the MIB Plan have been designed to meet the requirements of Section 162(m). The Compensation Committee believes that tax deductibility is but one factor to be considered in fashioning an appropriate compensation package for executives. As a result, the Compensation Committee reserves and will exercise its discretion in this area to design a compensation program that serves the long-term interests of the Company. The non-deductible portion of executive compensation paid in 2011 was $2,175,000, which the Compensation Committee has determined to be in the best interests of the Company and its stockholders.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 29

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Say on Pay Vote

The Company provides its stockholders with the opportunity to cast an annual advisory vote to approve executive compensation (a “say-on-pay proposal”). At our 2011 annual meeting of stockholders, over 98% of the votes cast at that meeting were in favor of the say-on-pay proposal. While the vote on the 2011 say on pay vote proposal occurred in May 2011, the Committee established executive compensation for 2011 earlier in the year. The Committee did not change executive compensation directly as a result of that vote and for 2012 did not change its overall approach to compensation. However, the Compensation Committee noted a significant level of support for our 2011 say-on-pay proposal, and we believe that it reflects support for our pay for performance philosophy. The Compensation Committee will continue to consider the outcome of votes on the Company’s say-on-pay proposals when making future compensation decisions for the named executive officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of the Company has reviewed and discussed the Compensation Discussion and Analysis with management pursuant to Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s annual report on Form 10-K (including through incorporation by reference to this Proxy Statement).

THE COMPENSATION COMMITTEE

M. Keith Weikel, Chairman

Kerrii B. Anderson

Jean-Luc Bélingard

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 30

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EXECUTIVE COMPENSATION

Summary Compensation Table

The compensation paid and amounts required to be recognized during the year ended December 31, 2011 to the Company’s named executive officers, which includes the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers serving at year-end is set forth below:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
David P. King Chief Executive Officer	2011	$993,800	$-	$4,546,074	$3,285,146	$2,019,536	$188,782	$25,660	$11,058,998
	2010	$885,333	$-	$4,040,640	$2,653,089	$1,902,675	$131,722	$59,287	$9,672,746
	2009	$810,000	$-	$4,034,688	$2,425,833	$1,422,384	$199,040	$46,869	$8,938,814
James T. Boyle Chief Operating Officer	2011	$501,900	$-	$1,460,914	$1,055,543	$803,421	$92,006	$27,489	$3,941,273
	2010	$450,000		$$1,725,175	$852,393	$702,782	$66,044	$64,488	$3,860,882
Lidia L. Fonseca Senior Vice President, Chief Information Officer	2011	$344,687	$-	$299,442	$214,812	$278,723	$15,295	$21,350	$1,174,309
William B. Hayes Executive Vice President and Chief Financial Officer	2011	$465,151	$-	$1,442,766	$1,044,432	$629,321	$152,046	$26,350	$3,760,066
	2010	$436,800	$-	$1,367,925	$901,024	$589,490	$96,199	$52,331	$3,443,769
	2009	$419,333	$-	$1,476,984	$887,524	$577,496	$93,978	$46,094	$3,501,409
Andrew S. Walton Executive Vice President	2011	$368,778	$-	$780,364	$562,956	$437,005	$40,121	$19,385	$2,208,608
	2010	$347,200	$-	$750,605	$491,713	$412,682	$24,916	$50,799	$2,077,915
	2009	$335,000	$24,750	$768,512	$461,785	$290,077	$26,860	$43,474	$1,950,458

(1) Values reflect the amounts actually paid to the named executive officers in each year. Base salary adjustments, if any, typically occur in February of each year, and are normally effective on March 1. Any base salary adjustments are not retroactive to the beginning of the year.

(2) Represents the amounts paid as discretionary bonuses. In 2009, Mr. Walton was paid a discretionary bonus in connection with his unique contribution to the completion of a specific strategic acquisition.

(3) Represents the aggregate grant date fair value of option, restricted and performance awards for each named executive officer during each respective year. Performance awards included in the above totals are valued assuming achievement at target. The value of restricted and performance awards assuming maximum achievement of performance awards is as follows: 2011 grants – Mr. King-$6,819,111; Mr. Boyle-$2,189,103; Ms. Fonseca-$449,163; Mr. Hayes-$2,164,149; and Mr. Walton-$1,168,278. 2010 grants – Mr. King-$6,060,960; Mr. Boyle-$2,692,859; Mr. Hayes-$2,051,888; and Mr. Walton-$1,124,154. 2009 grants – Mr. King-$6,052,032; Mr. Hayes-$2,215,476; and Mr. Walton $1,151,267.

(4) Represents the amounts earned by each named executive officer during 2011 pursuant to the Company’s MIB Plan. For additional information on these awards for 2011, see the “Grants of Plan-Based Awards” table below and the “Compensation Discussion & Analysis – Annual Cash Incentive Pay” above.

(5) Represents solely the aggregate change in the actuarial present value of each named executive officer’s accumulated benefit under the Company’s pension plans from December 31, 2008 to December 31, 2009; December 31, 2009 to December 31, 2010 and December 31, 2010 to December 31, 2011 respectively. For the assumptions made in the 2011 valuations, see Note 16 to the Company’s audited financial statements included within its Annual Report on Form 10-K for the year ended December 31, 2011. These assumptions change from year to year to reflect current market conditions.

(6) Includes the value of the following perquisites: financial services, executive long-term disability premiums, car allowance, personal liability insurance premiums, annual physical, club membership, and security monitoring of home pursuant to the policies in effect for a particular year. Also includes Company 401(k) contributions.

Financial services amounts are based on the actual amounts paid by the Company to its third party vendor for financial planning services. Club membership reimbursements range from $2,000 to $6,000 depending on the executive level. Use of the corporate jet is provided by the Company to the named executive officers for business trips. Any personal use of the corporate jet is strongly discouraged and subject to review and prior approval by the CEO and designated directors. The incremental cost to the Company of any personal use of the corporate jet would be included in the All Other Compensation column of the Summary Compensation Table; however, in 2010 and 2011 none of the named executive officers had any personal use of the corporate jet.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 31

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Perquisites

The table below details the perquisites including those that exceeded 10% of the total perquisites offered to the named executive officer during 2011, plus the Company contributions into each executive’s 401(k) account during 2011 and the total of any tax gross-ups on perquisites, as applicable.

Name	Year	Financial Services (b)	Long Term Disability (b)	Car Allowance (a,c)	Personal Liability Insurance (b)	Annual Physical (b)	Club Membership (a)	Security Monitoring (a)	Company-paid 401-K	Tax Gross-up (d)
David P. King	2011	$12,660	$2,340	$2,400	$910	$-	$-	$-	$7,350	$-
James T. Boyle	2011	$13,155	$1,950	$2,000	$585	$-	$-	$-	$9,800	$-
Lidia L. Fonseca	2011	$10,000	$1,950	$1,600	$450	$-	$-	$-	$7,350	$-
William B. Hayes	2011	$12,015	$1,950	$2,000	$585	$-	$-	$-	$9,800	$-
Andrew S. Walton	2011	$7,500	$1,950	$2,000	$585	$-	$-	$-	$7,350	$-

(a) Eliminated as of March 1, 2011.

(b) Represents the actual cost of each perquisite, the value of which is taxable to the named officer.

(c) Reflects actual pre-tax amount paid to the executive for car allowance through February 2011. Taxes and withholding are deducted from the amount shown in this column.

(d) Tax gross-ups were eliminated in 2011.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 32

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Grants of Plan-Based Awards

During 2011, the following stock option, restricted stock, performance share awards, and annual cash incentive awards pursuant to the MIB Plan were made to the named executive officers:

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
David P. King	Restricted Stock	2/9/11							16,700			$1,515,358
	Performance Shares	2/9/11				16,700	33,400	58,450				$3,030,716
	Options	2/9/11								177,400	$90.74	$3,285,146
	MIB Plan	3/31/11	$645,507	$1,518,840	$2,392,173
James T. Boyle	Restricted Stock	2/9/11							5,400			$489,996
	Performance Shares	2/9/11				5,350	10,700	18,725				$970,918
	Options	2/9/11								57,000	$90.74	$1,055,543
	MIB Plan	3/31/11	$272,150	$640,350	$992,546
Lidia L. Fonseca	Restricted Stock	2/9/11							1,100			$99,814
	Performance Shares	2/9/11				1,100	2,200	3,850				$199,628
	Options	2/9/11								11,600	$90.74	$214,812
	MIB Plan	3/31/11	$73,368	$209,620	$309,190
William B. Hayes	Restricted Stock	2/9/11							5,300			$480,922
	Performance Shares	2/9/11				5,300	10,600	18,550				$961,844
	Options	2/9/11								56,400	$90.74	$1,044,432
	MIB Plan	3/31/11	$199,814	$470,149	$728,731
Andrew S. Walton	Restricted Stock	2/9/11							2,900			$263,146
	Performance Shares	2/9/11				2,850	5,700	9,975				$517,218
	Options	2/9/11								30,400	$90.74	$562,956
	MIB Plan	3/31/11	$126,701	$316,749	$483,043

(1) Amounts represent the possible percentage payouts pursuant to the MIB Plan as established by the Compensation Committee in February 2011. Actual amounts paid out pursuant to the plan are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For a discussion of the performance criteria applicable to these awards, see the “Compensation Discussion and Analysis – Annual Cash Incentive Pay” above.

(2) Amounts represent potential shares to be earned under the performance share awards. The performance share awards vest at the end of three years provided that certain performance metrics are met. For a discussion of the performance criteria applicable to these awards, see the “Compensation Discussion and Analysis – Long Term Incentive Equity Awards” above.

(3) Amounts represent restricted stock awards which vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.

(4) Amounts represent stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.

(5) The amounts shown in this column represent the full grant date fair market value of restricted stock, performance share and option awards as computed in accordance with accounting standards for stock based compensation. The amount shown in this column will likely vary from the amount actually realized by any named executive officer based on a number of factors, including the number of shares that ultimately vest, the satisfaction or failure to meet any performance criteria, the timing of any exercise or sale of shares, and the price of Common Stock. The value for stock options is calculated using the Black-Scholes option pricing model. The value for restricted stock and performance share awards (assuming achievement of performance awards at target) is calculated by multiplying the number of shares granted by the closing price per share of Common Stock on the day of the grant.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 33

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Outstanding Equity Awards at Fiscal Year-End

The following table shows, as of December 31, 2011, the number of outstanding stock options, restricted stock and performance awards held by the named executive officers:

Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
David P. King	2/23/2006	55,000			$58.57	2/23/2016
	2/20/2007	150,000			$80.37	2/20/2017
	5/07/2008	195,700			$75.63	5/07/2018
	2/10/2009	166,000	83,000(1)		$60.04	2/10/2019
	2/09/2010	65,466	130,934(1)		$70.15	2/09/2020
	2/09/2011		177,400(1)		$90.74	2/09/2021
	2/10/2009						7,467(2)	$641,938
	2/09/2010						12,800(2)	$1,100,416
	2/09/2011						16,700(2)	$1,435,699
	2/10/2009								65,228(3)	$5,607,651
	2/09/2010								38,400(4)	$3,301,248
	2/09/2011								33,400(5)	$2,871,398
James T. Boyle	3/01/2005	3,334			$47.89	3/01/2015
	2/23/2006	10,000			$58.57	2/23/2016
	2/20/2007	10,000			$80.37	2/20/2017
	5/07/2008	14,400			$75.63	5/07/2018
	2/10/2009	31,600	15,800(1)		$60.04	2/10/2019
	2/09/2010	21,033	42,067(1)		$70.15	2/09/2020
	2/09/2011		57,000(1)		$90.74	2/09/2021
	2/10/2009						1,434(2)	$123,281
	2/09/2010						4,134(2)	$355,400
	2/09/2011						5,400(2)	$464,238
	2/10/2009								12,376(3)	$1,063,965
	2/09/2010								12,300(4)	$1,057,431
	12/1/2010								7,210(3)	$619,844
	2/09/2011								10,700(5)	$919,879
Lidia L. Fonseca	5/12/2008	14,400			$77.73	5/12/2018
	2/10/2009	12,133	6,067(1)		$60.04	2/10/2019
	2/09/2010	4,700	9,400(1)		$70.15	2/09/2020
	2/09/2011		11,600(1)		$90.74	2/09/2021
	2/10/2009						534(2)	$45,908
	2/09/2010						934(2)	$80,296
	2/09/2011						1,100(2)	$94,567
	2/10/2009								4,804(3)	$413,000
	2/09/2010								2,800(4)	$240,716
	2/09/2011								2,200(5)	$189,134

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 34

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Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
William B. Hayes	2/20/2007	55,000			$80.37	2/20/2017
	5/07/2008	72,200			$75.63	5/07/2018
	2/10/2009		30,367(1)		$60.04	2/10/2019
	2/09/2010	22,233	44,467(1)		$70.15	2/09/2020
	2/09/2011		56,400(1)		$90.74	2/09/2021
	2/10/2009						2,734(2)	$235,042
	2/09/2010						4,334(2)	$372,594
	2/09/2011						5,300(2)	$455,641
	2/10/2009								23,878(3)	$2,052,792
	2/09/2010								13,000(4)	$1,117,610
	2/09/2011								10,600(5)	$911,282
Andrew S. Walton	2/23/2006	5,000			$58.57	2/23/2016
	2/20/2007	30,000			$80.37	2/20/2017
	5/07/2008	37,600			$75.63	5/07/2018
	2/10/2009	31,600	15,800(1)		$60.04	2/10/2019
	2/09/2010	12,133	24,267(1)		$70.15	2/09/2020
	2/09/2011		30,400(1)		$90.74	2/09/2021
	2/10/2009						1,434(2)	$123,281
	2/09/2010						2,400(2)	$206,328
	2/09/2011						2,900(2)	$249,313
	2/10/2009								12,376(3)	$1,063,965
	2/09/2010								7,100(4)	$610,387
	2/09/2011								5,700(5)	$490,029

(1) Stock option awards vest ratably over three years beginning on the first anniversary of the grant date.

(2) Restricted stock vests ratably over three years beginning on the first anniversary of the grant date. Amounts shown represent remaining unvested portion.

(3) Represents the number of shares subject to the performance awards that will vest on March 26, 2012 following the performance period ending December 31, 2011.

(4) Based on performance to date, represents the number of shares subject to the performance awards for the performance period ending December 31, 2012 assuming achievement at target. Information on the threshold, target and maximum awards are provided in the “Grants of Plan-Based Awards” table in the Company’s proxy statement for its 2011 Annual Meeting.

(5) Based on performance to date, represents the number of shares subject to the performance awards for the performance period ending December 31, 2013 assuming achievement at target. Information on the threshold, target and maximum awards are provided in the “Grants of Plan-Based Awards” table above.

(6) Market value is calculated based on the Common Stock price on December 30, 2011, which was $85.97 per share, multiplied by the number of shares or units, respectively, for each unvested performance or stock award.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 35

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Option Exercises and Stock Vested

The following chart shows, for 2011, the number and value of stock options exercised and the number and value of vested restricted stock and performance awards for each of the named executive officers:

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David P. King	20,000	$802,200	44,811	$4,047,339
James T. Boyle	-	$-	5,770	$519,475
Lidia L. Fonseca	-	$-	3,270	$295,334
William B. Hayes	30,367	$854,464	16,333	$1,475,256
Andrew S. Walton	-	$-	8,584	$775,314

(1) All stock option exercises and sales were completed in accordance with an existing 10b5-1 Trading Plan or during an open period.

The value realized on exercise was based on the price at which these shares were sold, which occurred simultaneously with the exercise. Consequently, the value realized was the sale price minus the strike price, multiplied by the number of shares exercised and sold.

(2) Represents one-third of the restricted stock granted on February 13, 2008, that vested on February 14, 2011 at $87.73 per share, the closing price on that date, one-third of the restricted stock granted on February 10, 2009, that vested on February 10, 2011 at $87.73 per share, the closing price on that date, one-third of the restricted stock granted on February 9, 2010, that vested on February 9, 2011 at $90.74 per share, the closing price on that date, and 73.5% of the performance award granted on February 13, 2008 (May 12, 2008 for Ms. Fonseca), that vested on March 30, 2011 at $91.57 per share, the closing price on that date.

Retirement Benefits

Prior to January 1, 2010, substantially all employees, including each of the named executive officers, were offered the opportunity to participate in the Cash Balance Plan, and the plan was fully funded by the Company both in terms of an annual service credit, which is a percentage of base salary, and an interest credit, currently at 4% per year. Eligibility requirements under the Cash Balance Plan included one year of service (participants entered the plan in either January or July after meeting the service requirement) and the employee must have reached 21 years of age. Each named executive officer has met the eligibility requirements. As discussed above, the Company also has a PEP. See “Compensation Discussion & Analysis – Retirement Plans” – above.

In October 2009, the Board approved the Company’s proposal to freeze any additional service-based credits for any years of service after December 31, 2009 to the Cash Balance Plan and the PEP. Both plans are closed to new entrants. Current participants in the Cash Balance Plan and the PEP have stopped earning service-based credits, but will continue to earn interest credits.

Under both the Cash Balance Plan and the PEP, a participant is eligible for benefits at normal retirement at age 65 or early retirement at age 55 subject to reduced benefits for each year under 65. For early retirement at or after age 55 with reduced benefits, there is a reduction of 6% applied to the full retirement benefit for every year under the age of 65.

The Cash Balance Plan, as supplemented by the PEP, is designed to provide an employee having 25 years of credited service with an annuity equal to 52% of “final average pay” less 50% of estimated individual Social Security benefits. “Final average pay” is defined as the highest five consecutive years of base salary during the ten years of employment preceding termination or retirement. The participant, if single, has one payment option: ten year certain and life annuity. If married, the participant has two payment options: (a) ten year certain and life annuity; or (b) 50% joint and survivor annuity. The ten year certain and life annuity offers a guaranteed minimum payment for ten years. The 50% joint and survivor annuity offers half the annuity payments to the surviving spouse.

The formula for calculating the amount payable to the named executive officers under the Cash Balance Plan, in conjunction with the PEP, is illustrated as follows (ten year certain and life annuity method):

[(0.52) x (Final Average Pay) – (0.50) x (Social Security Benefit)] x [(Credited Service up to 25 years) ÷ (25)]

The amount payable could be less if the participant elected to receive benefits under the 50% joint and survivor annuity option.

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The following table shows, as of December 31, 2011, the present value of accumulated benefits under the Company’s Cash Balance Plan and PEP for each of the named executive officers:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
David P. King	Cash Balance Plan	7.00	$47,170	$-
	Pension Equalization Plan	8.25	$808,755	$-
James T. Boyle	Cash Balance Plan	9.50	$62,739	$-
	Pension Equalization Plan	10.83	$348,417	$-
Lidia L. Fonseca	Cash Balance Plan	.50	$5,962	$-
	Pension Equalization Plan	1.58	$41,857	$-
William B. Hayes	Cash Balance Plan	12.00	$87,652	$-
	Pension Equalization Plan	13.25	$441,142	$-
Andrew S. Walton	Cash Balance Plan	3.50	$24,391	$-
	Pension Equalization Plan	4.67	$109,323	$-

(1) The Company’s Cash Balance Plan had been offered to substantially all employees after a year of service and after reaching 21 years of age. Plan entry dates were January and July of each year. The PEP was amended January 1, 2004, to waive the one year service requirement. Because of these different service crediting provisions, there could be a difference between the Cash Balance Plan service and the PEP service reflected in the column of up to 1.5 years. However, credited years of service equals actual years of service with the Company, subject to the crediting provisions above.

(2) The calculation of present value of accumulated benefit is based on a normal retirement age of 65 and credited service and certain discount rate and mortality inputs. For the assumptions made in the valuations, see Note 16 to the Company’s audited financial statements included within the 2011 Annual Report on Form 10-K for the year ended December 31, 2011.

Deferred Compensation Plan

The DCP offers eligible participants another vehicle to accumulate savings for retirement. See “Deferred Compensation Program” – above. Amounts deferred by a participant are credited to a bookkeeping account maintained on behalf of each participant, which is used for the measurement and determination of amounts to be paid to a participant, or his or her designated beneficiary, pursuant to the terms of the DCP. Deferred amounts are the Company’s general unsecured obligations and are subject to claims by the Company’s creditors. The Company’s general assets or existing rabbi trust may be used to fund payment obligations and pay DCP benefits.

According to the terms of the DCP, a participant has the opportunity to allocate deferred amounts to one or more of sixteen measurement funds offered. The measurement funds are indexed to externally managed funds inside the Company’s insurance-backed account. Amounts in these accounts can earn variable returns, including negative returns. Deemed earnings on the deferrals are based on these measurement funds and have no guaranteed rate of return.

Under the DCP, a participant may make separate distribution elections with respect to each year’s deferrals. These distribution elections include the ability to elect a single lump-sum payment or annual installment payments.

The following table summarizes each named executive officer’s contributions, earnings and aggregate balance under the DCP as of December 31, 2011:

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
David P. King	$380,535	$-	$44,293	$-	$810,696
James T. Boyle	$-	$-	$-	$-	$-
Lidia L. Fonseca	$-	$-	$-	$-	$-
William B. Hayes	$-	$-	$(576)	$-	$31,763
Andrew S. Walton	$-	$-	$-	$-	$-

(1) Amounts in this column are included in the Salary column of the Summary Compensation Table above.

(2) Amounts in this column are not included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table as they do not qualify as above market or preferential earnings.

(3) For Mr. King, $712,655 of the amount in this column was reported in the Summary Compensation Table for 2011 and in prior years.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 37

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Potential Payments Upon Termination or Change of Control

The tables that follow provide information related to compensation payable to each named executive officer assuming termination of such executive’s employment on December 31, 2011, or assuming a change of control with corresponding qualifying termination occurred on December 31, 2011. Amounts also assume the price of Common Stock was $85.97, the closing price on December 30, 2011.

David P. King	Voluntary Termination (#)	Early Retirement (#)	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change- in-Control	Disability	Death
Severance (Related to Base Compensation)	$-	$-	$-	$2,022,399	$-	$3,033,599	$-	$-
Severance (Related to Annual Incentive Bonus)	$-	$-	$-	$2,727,156	$-	$4,090,734	$-	$-
Excise Tax & Gross-up	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options	$8,149,909	$8,149,909	$4,223,566	$-	$-	$4,223,566	$4,223,566	$4,223,566
Restricted Stock	$3,178,053	$3,178,053	$3,178,053	$-	$-	3,178,053	3,178,053	3,178,053
Performance Shares	$10,024,102	$10,024,102	$10,024,102	$-	$-	$10,024,102	$10,024,102	$10,024,102
Health & Welfare Benefits	$-	$-	$-	$9,419	$-	$9,419	$360,000	$1,000,000
Financial Services	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
TOTAL	$21,362,064	$21,362,064	$17,435,721	$4,768,974	$10,000	$24,569,473	$17,795,721	18,435,721
James T. Boyle	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change- in-Control	Disability	Death
Severance (Related to Base Compensation)	$-	$-	$-	$1,022,799	$-	$1,022,799	$-	$-
Severance (Related to Annual Incentive Bonus)	$-	$-	$-	$613,356	$-	$613,356	$-	$-
Excise Tax & Gross-up	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options	$-	$-	$1,075,194	$-	$-	$1,075,194	$1,075,194	$1,075,194
Restricted Stock	$-	$-	$942,919	$-	$-	$942,919	$942,919	$942,919
Performance Shares	$-	$-	$3,137,905	$-	$-	$3,137,905	$3,137,905	$3,137,905
Health & Welfare Benefits	$-	$-	$-	$9,419	$-	$9,419	$300,000	$1,000,000
Financial Services	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
TOTAL	$10,000	$10,000	$5,166,018	$1,655,574	$10,000	$6,811,592	$5,466,018	$6,166,018
Lidia L. Fonseca	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change- in-Control	Disability	Death
Severance (Related to Base Compensation)	$-	$-	$-	$348,964	$-	$348,964	$-	$-
Severance (Related to Annual Incentive Bonus)	$-	$-	$-	$151,122	$-	$151,122	$-	$-
Excise Tax & Gross-up	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options	$-	$-	$306,025	$-	$-	$306,025	$306,025	$306,025
Restricted Stock	$-	$-	$220,771	$-	$-	$220,771	$220,771	$220,771
Performance Shares	$-	$-	$713,551	$-	$-	$713,551	$713,551	$713,551
Health & Welfare Benefits	$-	$-	$-	$9,419	$-	$9,419	$300,000	$1,000,000
Financial Services	$-	$	$-	$-	$-	$-	$-	$-
TOTAL	$-		$$1,240,347	$509,505	$-	$1,749,852	$1,540,347	$2,240,347

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William B. Hayes	Voluntary Termination (#)	Early Retirement (#)	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change- in-Control	Disability	Death
Severance (Related to Base Compensation)	$-	$-	$-	$939,529	$-	939,529	$-	$-
Severance (Related to Annual Incentive Bonus)	$-	$-	$-	$872,882	$-	$872,882	$-	$-
Excise Tax & Gross-up	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options	$2,780,205	$2,780,205	$1,490,884	$-	$-	$1,490,884	$1,490,884	$1,490,884
Restricted Stock	$1,063,277	$1,063,277	$1,063,277	$-	$-	$1,063,277	$1,063,277	$1,063,277
Performance Shares	$3,438,800	$3,438,800	$3,438,800	$-	$-	$3,438,800	$3,438,800	$3,438,800
Health & Welfare Benefits	$-	$-	$-	$9,419	$-	$9,419	$300,000	$1,000,000
Financial Services	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
TOTAL	$7,292,282	$7,292,282	$6,002,961	$1,831,830	$10,000	$7,824,791	$6,302,961	$7,002,961
Andrew S. Walton	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause or Good Reason Termination	For Cause Termination	Change- in-Control	Disability	Death
Severance (Related to Base Compensation)	$-	$-	$-	$745,657	$-	$745,657	$-	$-
Severance (Related to Annual Incentive Bonus)	$-	$-	$-	$549,794	$-	$549,794	$-	$-
Excise Tax & Gross-up	$-	$-	$-	$-	$-	$-	$-	$-
Stock Options	$-	$-	$793,598	$-	$-	$793,598	$793,598	$793,598
Restricted Stock	$-	$-	$578,922	$-	$-	$578,922	$578,922	$578,922
Performance Shares	$-	$-	$1,831,161	$-	$-	$1,831,161	$1,831,161	$1,831,161
Health & Welfare Benefits	$-	$-	$-	$9,419	$-	$9,419	$300,000	$1,000,000
Financial Services	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000	$10,000
TOTAL	$10,000	$10,000	$3,213,681	$1,314,870	$10,000	$4,518,551	$3,513,681	$4,213,681

(#) See discussion of Transition Policy under “Equity Awards: Stock Incentive Plan and Transition Policy” below.

Equity Awards: Stock Incentive Plan and Transition Policy

The treatment of equity awards varies depending on the type of termination. In the event an executive’s employment terminates (other than by reason of death, disability, normal retirement or change-in-control with a corresponding qualifying termination), stock options that are exercisable at the time of termination, provided, however, that the option does not terminate at an earlier date in accordance with the terms of the grant may be exercised within three months of termination. All unvested stock options, restricted stock and performance awards immediately expire.

Under the Transition Policy, and provided that the executive’s termination of employment otherwise meets the requirements of the Transition Policy, stock options, restricted stock, and performance awards continue to vest through the vesting period as if the executive were still employed. Valuation in the event of a voluntary termination or early retirement is based on a Black-Scholes valuation for unvested shares and a December 30, 2011 market price for restricted stock and performance awards. For purposes of the table above, it is assumed that the measures for the performance awards will be achieved at the target level. Mr. King and Mr. Hayes are the only executives who may qualify for benefits under the Transition Policy.

In the event that an executive’s employment terminates by reason of death, disability, normal retirement or a change-in-control with a corresponding qualifying termination, then the vesting of all stock options, restricted stock and performance share awards granted accelerates and these become immediately vested. The executive may exercise the vested stock options at any time within one year after the date of death, disability, retirement or a change-in-control. For these types of terminations, the value in the tables was determined by multiplying the gain using a December 30, 2011 market price by the number of unvested shares.

For purposes of the equity awards, “normal retirement” means retirement at or after the age of 65 with 5 years of service and “early retirement” means retirement at or after the age of 55 with 10 years of service. None of the named executive officers is currently eligible to receive benefits under the “normal retirement” provisions and only Mr. King is currently eligible to receive benefits under the “early retirement” provisions.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 39

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Base Compensation and Annual Incentive Bonus

No additional base compensation amounts are payable for terminations due to the following: voluntary termination, early retirement, normal retirement, for cause termination, disability or death. A pro-rated annual bonus payment may be made for each of the termination events mentioned in the tables above, except for a voluntary termination or a termination for cause. Provisions for base compensation and annual bonus payments in the event of an involuntary not for cause or good reason termination or a change-in-control are detailed below.

Amended and Restated Master Senior Executive Severance Plan and the Master Senior Executive Change-in-Control Severance Plan

The Amended and Restated Severance Plan and the Change-in-Control Severance Plan provide the Company’s named executive officers (as well as the Company’s other executive vice presidents and senior vice presidents) with severance payments upon, respectively, a “qualifying termination” and a “qualifying termination” that occurs within three years following a change-in-control. A “qualifying termination” is generally defined as involuntary termination without cause or voluntary termination with “good reason.” “Cause” means that the named executive officer shall have committed prior to termination of employment any of the following acts: an intentional act of fraud, embezzlement, theft, or any other material violation of law in connection with his duties or in the course of his employment with the Company; the conviction of or entering of a plea of nolo contendere to a felony; alcohol intoxication on the job or current illegal drug use; intentional wrongful damage to tangible assets of the Company; intentional wrongful disclosure of material confidential information of the Company and/or materially breaching the noncompetition or confidentiality provisions covering his activities; knowing and intentional breach of any employment policy of the Company; or gross neglect or misconduct, disloyalty, dishonesty, or breach of trust in the performance of his duties that is not corrected to the Board’s satisfaction within 30 days of notice thereof. “Good reason” means a reduction in base salary or targeted bonus as a percentage of salary, relocation to an office location more than 75 miles from the employee’s current office without consent of the employee, a material reduction in job responsibilities or transfer to another job without the consent of the employee.

For purposes of the Change-in-Control Plan, “cause” means (a) any person who is not presently but becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 40 percent or more of the Company’s outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (b) individuals who constituted the Board on February 10, 2009 (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person subsequently becoming a director whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (including any such directors whose election was so approved), or whose nomination for election by the Company’s stockholders was approved by the Incumbent Board (including such directors whose election was so approved), is for purposes of this clause (b), considered as though he or she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity.

The severance payments under the Change-in-Control Plan are as follows:

	Change-in-Control	Qualifying Termination(a)
CEO	3x (annual salary + average MIB payments)	2x (annual salary + average MIB payments)
Executive Vice Presidents	2x (annual salary + average MIB payments)	2x (annual salary + average MIB payments)
Senior Vice Presidents	1x (annual salary + average MIB payments)	1x (annual salary + average MIB payments)
(a) “Average MIB payments” is the average of the executive’s actual MIB payments over the prior three years.

In 2010, in consultation with Cook & Co., the Compensation Committee amended the Change-in-Control Plan to provide that to the extent a participant in the Change-in-Control Plan would be subject to an excise tax on “excess parachute payments” imposed by Section 4999 of the Internal Revenue Code as a result of any payments made to the participant in connection with a change in control, those payments would be reduced if doing so would provide the participant with a better after-tax result. Prior to that amendment, the Change-in-Control Plan provided that if severance payments payable by the Company become subject to the excise tax on “excess parachute payments”, the Company would be required to reimburse the executive for the amount of such excise tax (and the income and excise taxes on such reimbursement). The Compensation Committee made this change to reflect emerging best practices in executive compensation.

Health and Welfare Benefits

In the event of a qualifying termination under the Severance Plan or the Change-in-Control Plan, the executive is also eligible for up to six months of Company-paid COBRA.

In the event a named executive officer dies while an active employee, his or her beneficiary will receive $1 million from the Company’s group term life plan. In addition, eligible, enrolled dependents will receive COBRA continuation of coverage for the first six months following the executive’s death (not included in the tables above). In addition, if the executive was traveling on Company business at the time of death, the beneficiary will also receive $1 million of business travel accident insurance (not included in the tables above).

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 40

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If an executive becomes disabled (i.e., he is not able to perform the material duties of his occupation solely because of disease or injury), the executive is generally eligible for a monthly benefit payable until the earlier of (a) age 65 if the period of disability starts prior to the age of 60, or (b) the length of the disability. For Mr. King, this monthly benefit is $30,000, and for the other named executive officers it is $25,000 per month.

Cash Balance Plan

Under the Cash Balance Plan, upon a termination of employment the named executive officers are entitled to receive the same amounts set forth for each officer in the Present Value of Accumulated Benefit column in the Pension Benefits Table above, regardless of reason, except for death, which pays at 50% of such value.

PEP Plan

PEP payments are subject to Section 409A of the Internal Revenue Code and require a six-month waiting period following separation of service before distribution of the first payment. Under the PEP, upon a termination the named executive officers are entitled to receive the same amounts set forth for each officer in the Present Value of Accumulated Benefit column in the Pension Benefits Table above, regardless of reason, except for death, which pays at 50% of such value.

DCP

The DCP was amended to grandfather participants prior to December 31, 2004 to remove the six-month waiting period for distributions following separation of service. Distribution elections made after December 31, 2004 require a six-month waiting period following separation of service before distribution of the first payment, as required by Section 409A of the Internal Revenue Code. Otherwise, distribution elections include the ability to elect a single lump-sum payment or annual installment payments. Under the DCP, upon termination the named executive officers are entitled to receive the same amounts set forth for each officer in the Aggregate Balance column of the Non-Qualified Deferred Compensation Table above, regardless of reason for the termination.

Perquisites

All perquisites offered to the named executive officers immediately terminate upon the executive’s termination, except for the financial planning services which are extended to Mr. King and the other named executive officers for one year post-termination. The value of financial planning services for one year is $10,000 for each named executive officer, excluding Ms. Fonseca who would receive no financial planning services after termination.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Ms. Anderson, Mr. Bélingard, and Dr. Weikel (Committee Chair). There are no members of the Compensation Committee who were officers or employees of the Company or any of its subsidiaries during the 2011 fiscal year, were formerly officers of the Company, or had any relationship otherwise requiring disclosure hereunder.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 41

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Proposal Two  Advisory Vote to Approve Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Section 14a of the Securities Exchange Act), the Company is seeking stockholder approval on the Company’s executive compensation as disclosed in this Proxy Statement. Pursuant to the vote of the stockholders at the 2011 Annual Meeting of Stockholders, the Company will seek stockholder approval on the Company’s executive compensation on an annual basis. The Board and the Compensation Committee actively monitor the Company’s executive compensation practices in light of emerging compensation practices, the industry in which the Company operates and the marketplace for talent in which the Company competes. The Company remains focused on compensating the Company’s executive officers fairly and in a manner that incents high levels of performance while providing tools necessary to attract and retain the best talent.

Compensation Philosophy

As described in the “Compensation Discussion and Analysis” section beginning on page 21 of this Proxy Statement, our executive compensation program is designed to reward the achievement of specific short-term and long-term operational and strategic goals. By paying for performance, we believe our compensation program aligns the interests of our executive officers with those of our stockholders. The Company believes that through an effective executive compensation program, it can be successful in attracting and retaining talented employees who will sustain the Company’s financial performance and continue creation of stockholder value.

In implementing this philosophy, the Company adheres to the following principles:

•

variable compensation should comprise a significant part of an executive’s total compensation, with the percentage at-risk highest for the executive officers;

•

the size and the realizable values of incentive awards provided to executive officers should vary significantly with performance achievements;

•

an emphasis on stock-based compensation aligns the long-term interests of executive officers and stockholders;

•

compensation opportunities for executive officers must be evaluated against those offered by companies in similar industries and similar in size and scope of operations; and

•

differences in executive compensation within the Company should reflect varying levels of responsibility and/or performance.

In addition, certain features of the Company’s executive compensation program enhance the alignment of the interests of our executive officers and our stockholders, such as:

•

stock ownership guidelines for our executive officers, requiring them to own a significant amount of our stock;

•

prohibition on profiting from short-term speculative swings in the value of our stock, including, but not limited to, “short sales”, “put” and “call” options, and hedging transactions;

•

our annual bonus plan does not provide payment without achievement of performance goals, regardless of whether the failure to achieve performance goals was outside of management’s control;

•

there is a cap on the annual bonus opportunity even for extraordinary performance so that executives are not provided incentives to take inappropriate risks;

•

absence of employment agreements with the Company’s executive officers, meaning there are no “guaranteed” levels of base salary, bonus or other forms of compensation;

•

limited perquisites, which were largely eliminated in 2011;

•

the Master Senior Executive Severance Plan that provides financial protection for our executives in circumstances involving a change in control is a “double trigger” plan, requiring termination following a change in control for severance payments to become due; and

•

the use of a mix of long-term incentive types, including stock options, restricted stock and performance shares, to encourage our executives to focus on long-term performance of the Company.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 42

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Advisory Resolution

The Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and is not binding on the Board. However, the Compensation Committee of the Board expects to take into account the outcome of the vote as it continues to consider the Company’s executive compensation program.

The Board recommends that stockholders vote “FOR” the approval of executive compensation.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 43

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Proposal Three  Approval of 2012 Omnibus Incentive Plan

The Board believes that the Company’s incentive compensation plans, including its equity award programs (stock options, restricted stock and performance shares) and the MIB plan, are valuable compensation tools to align individual and corporate performance with the interests of the Company’s stockholders. The proposed Laboratory Corporation of America Holdings 2012 Omnibus Incentive Plan (the “2012 Omnibus Incentive Plan”) renews and updates our long standing, performance based incentive programs. The Board has adopted and recommends that the stockholders adopt and approve the 2012 Omnibus Incentive Plan.

Upon the recommendation of the Compensation Committee, the Board approved the 2012 Omnibus Incentive Plan on February 28, 2012, subject to the receipt of stockholder approval at the Annual Meeting. The Board believes that approval of the 2012 Omnibus Incentive Plan is in the best interests of the Company and its stockholders.

The Board has proposed approval of the 2012 Omnibus Incentive Plan by stockholders to replace the Company’s existing incentive plans, including the 2008 Stock Incentive Plan. Following stockholder approval of the 2012 Omnibus Incentive Plan, no additional awards will be made under the existing incentive plans.

No awards under the 2012 Omnibus Incentive Plan have been granted or will be granted unless and until the Incentive Plan is approved by the Company’s stockholders at the Annual Meeting. Grants of awards under the 2012 Omnibus Incentive Plan will be in the discretion of the Compensation Committee and any other committee authorized to grant awards under the plan. Accordingly, it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the 2012 Omnibus Incentive Plan that may be subject to future grants to employees, officers and directors of the Company and its subsidiaries and other affiliates, or to other persons who will be eligible to participate in the 2012 Omnibus Incentive Plan. If stockholders do not approve the 2012 Omnibus Incentive Plan, compensatory equity-based grants to employees, officers or directors of the Company or an affiliate, or consultants or advisers (who are natural persons), will continue to be made under the existing incentive plans to the extent that shares of Common Stock remain available for issuance under such plans, which for future grants totaled an estimated 1,723,600 shares as of March 1, 2012 (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

Key Features of 2012 Omnibus Incentive Plan

As described below, the 2012 Omnibus Incentive Plan generally provides for:

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granting of stock options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

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granting of cash incentive awards;

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a ten-year maximum term for stock options and stock appreciation rights;

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a three-year minimum vesting period for time-based restricted stock and stock unit awards;

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a one-year minimum vesting period for performance-based awards;

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no vesting in dividends or dividend equivalent rights paid on performance-based awards unless the underlying awards vest;

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no repricing of stock options or stock appreciation rights without prior stockholder approval; and

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no reload or “evergreen” share replenishment features.

Summary of Material Provisions of 2012 Omnibus Incentive Plan

The following summary of the material provisions of the 2012 Omnibus Incentive Plan is qualified in its entirety by reference to the complete text of the 2012 Omnibus Incentive Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2012 Omnibus Incentive Plan in their entirety.

Unless the context requires otherwise, references to “the Company” in the following summary refer solely to the Company and not to subsidiaries of the Company.

Purpose

The 2012 Omnibus Incentive Plan is intended to (1) provide participants in the 2012 Omnibus Incentive Plan with an incentive to contribute to the Company’s success and to manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders and (2) provide a means of obtaining, rewarding and retaining key personnel.

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Eligible Participants

Awards may be granted under the 2012 Omnibus Incentive Plan to individuals who are employees, officers or directors of the Company or an affiliate, or consultants or advisers (who are natural persons) providing services to the Company or an affiliate. Any other individual whose participation in the 2012 Omnibus Incentive Plan is determined to be in the best interests of the Company may also be granted awards.

As of March 1, 2012, approximately 240 employees, approximately 140 officers and approximately 9 non-employee Directors of the Company or any of its subsidiaries or other affiliates would have been eligible to participate.

Effective Date

The 2012 Omnibus Incentive Plan was effective on February 28, 2012, the date on which it was approved by the Board, subject to stockholder approval within one year.

Term

The 2012 Omnibus Incentive Plan will terminate automatically ten years after its effective date, unless it is earlier terminated by the Board.

Administration

The 2012 Omnibus Incentive Plan generally will be administered by a committee, which we refer to as the “Committee,” consisting of two or more directors of the Company. Each such director will be required to qualify as an “independent director” under the New York Stock Exchange listing rules, a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and related regulations. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements.

The Board also will be authorized to appoint one or more committees of the Board consisting of one or more directors of the Company who need not be non-employee directors. Any such committees would be authorized to administer the 2012 Omnibus Incentive Plan with respect to participants in the plan who are not Company “officers” within the meaning of Rule 16a-1(f) under the Securities Exchange Act or Company directors and, in this capacity, would be authorized to grant awards under the 2012 Omnibus Incentive Plan to such participants and to determine all terms of such awards.

The Board will retain the authority under the 2012 Omnibus Incentive Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2012 Omnibus Incentive Plan.

Except where the authority to act on such matters is specifically reserved to the Board under the 2012 Omnibus Incentive Plan or applicable law, the Committee and each other committee acting in accordance with the foregoing plan provisions will have full power and authority to interpret and construe all provisions of the 2012 Omnibus Incentive Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:

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designate grantees of awards;

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determine the type or types of awards to be made to a grantee;

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determine the number of shares of Common Stock subject to an award;

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establish the terms and conditions of each award;

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prescribe the form of each award agreement; and

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subject to limitations in the 2012 Omnibus Incentive Plan (including the prohibition on repricing of options and stock appreciation rights without stockholder approval), amend, modify or supplement the terms of any outstanding award.

Amendment and Termination

The Board will be authorized to amend, suspend or terminate the 2012 Omnibus Incentive Plan as to any shares of Common Stock as to which awards have not been made. Any amendment to the 2012 Omnibus Incentive Plan, however, will be subject to receipt of the approval of the Company’s stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the New York Stock Exchange (or any other stock exchange on which the Common Stock is listed in future), or to the extent determined by the Board. Stockholder approval will be required for any proposed amendment to the 2012 Omnibus Incentive Plan provisions, which are described below, that prohibit the repricing of outstanding stock options or stock appreciation rights or that generally require the option price of any stock option to be at least equal to the fair market value of the Common Stock on the option grant date. Without the consent of the affected grantee of an outstanding award, no amendment, suspension or termination of the 2012 Omnibus Incentive Plan may impair the rights or obligations under that award.

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Awards

The following type of awards may be made under the 2012 Omnibus Incentive Plan, subject to the limitations set forth in the plan:

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stock options, which may be either incentive stock options or non-qualified stock options;

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restricted stock;

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restricted stock units;

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performance shares or other performance-based awards;

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dividend equivalent rights;

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stock appreciation rights, or “SARs”;

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other equity-based awards, including unrestricted stock; and

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cash awards.

An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code, and a non-qualified stock option is an option that does not meet those requirements. Restricted stock is an award of common stock on which vesting restrictions are imposed that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. A restricted stock unit is an award that represents a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Performance-based awards are awards of options, restricted stock, restricted stock units, SARs, other equity-based awards or cash made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. An award of performance shares is a performance-based award representing a right or interest denominated or payable in stock, valued by reference to stock, or otherwise based on or related to stock that is made subject to the achievement of one or more pre-established performance goals over a performance period of up to ten years. Dividend equivalent rights are awards entitling the grantee to receive cash, stock, other awards under the 2012 Omnibus Incentive Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. A SAR is a right to receive upon exercise, in the form of common stock, cash or a combination of common stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the grant price of the SAR. Unrestricted stock is an award of shares of common stock that is free of restrictions other than those imposed under federal or state securities laws.

The 2012 Omnibus Incentive Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would apply under the 2012 Omnibus Incentive Plan in the absence of the different terms and conditions in the award agreement.

Awards under the 2012 Omnibus Incentive Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2012 Omnibus Incentive Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

Awards under the 2012 Omnibus Incentive Plan may be settled in cash, common stock, and other awards under the 2012 Omnibus Incentive Plan or other property. The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. No dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs.

Awards under the 2012 Omnibus Incentive Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.

Clawback; Forfeiture

Any award granted pursuant to the 2012 Omnibus Incentive Plan will be subject to mandatory repayment by the grantee to the Company to the extent the grantee is, or in the future becomes, subject to (1) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (2) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule or regulation.

In addition, the Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligations with respect to the Company or any affiliate, Company policy or procedure, other agreement or any other obligation of the grantee to the Company or any affiliate, to the extent specified in such award agreement. The Committee may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the 2012 Omnibus Incentive Plan or the applicable award agreement or for “cause” as defined in any other agreement between the Company or such affiliate and such grantee, as applicable.

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Shares Available for Issuance

Subject to the adjustments described below, the maximum number of shares of Common Stock that will be available for issuance under the 2012 Omnibus Incentive Plan will be equal to:

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8,224,810 shares; plus

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the number of shares available for future awards under the existing incentive plans, which was 1,723,600 as of December 31, 2011; plus

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the number of shares subject to awards outstanding under the existing incentive plans as of December 31, 2011 which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares; plus

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the number of shares subject to awards other than options or SARS that are tendered, withheld, deducted or delivered from payment of the award to satisfy the Company’s tax withholding obligations.

The foregoing number of shares available for issuance under the 2012 Omnibus Incentive Plan will be increased by the number of shares subject to (1) awards previously granted under a compensatory plan by another business entity and assumed by the Company in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which Section 424(a) of the Internal Revenue Code applies, and (2) awards under the 2012 Omnibus Incentive Plan granted in substitution for such assumed awards. Further, subject to applicable New York Stock Exchange listing rules, shares available for issuance under a stockholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2012 Omnibus Incentive Plan and will not reduce the number of shares otherwise available for issuance under the 2012 Omnibus Incentive Plan.

Shares subject to an award of options or stock appreciation rights granted under the 2012 Omnibus Incentive Plan and under the existing incentive plans that are awarded after December 31, 2011 will be counted against the maximum number of shares of Common Stock available for issuance under the plan as one share for every one share of Common Stock subject to such an award. Shares subject to an award other than options or SARs granted under the 2012 Omnibus Incentive Plan and under the existing incentive plans that are awarded after December 31, 2011 will be counted against the maximum number of shares of Common Stock available for issuance under the plan as 2.45 shares for every one share of Common Stock subject to such an award. Shares subject to an award of SARs will be counted against the maximum number of shares available for issuance under the plan as one share for every one share of Common Stock subject to such an award regardless of the number of shares of Common Stock actually issued to settle such SARs upon the exercise of those rights.

Shares subject to an award granted under the 2012 Omnibus Incentive Plan or existing incentive plans will again become available for issuance under the 2012 Omnibus Incentive Plan in the same amount as such shares were counted against the share issuance limit if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below). Shares that are (1) tendered or withheld or subject to an award other than options or SARs surrendered in connection with the purchase of shares of awards or (2) deducted or delivered from payment of an award other than options or SARs in connection with the Company’s tax withholding obligations will again be available for issuance under the plan.

Upon stockholder approval of the 2012 Omnibus Incentive Plan, no additional awards will be made under the existing incentive plans. Shares of Common Stock reserved under the existing incentive plans before the stockholder approval of the 2012 Omnibus Incentive Plan may be issued and delivered following the stockholder approval of the 2012 Omnibus Incentive Plan to settle such awards granted under the existing incentive plans before the Board approval of the 2012 Omnibus Incentive Plan.

The number of shares available for issuance under the 2012 Omnibus Incentive Plan will not be increased by the number of shares:

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tendered or withheld or subject to an award of an option or SAR surrendered in connection with the purchase of shares upon exercise of an option;

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deducted or delivered from payment of an award of an option or SAR in connection with the Company’s tax withholding obligations; or

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purchased by the Company with proceeds from option exercises.

The 2012 Omnibus Incentive Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act:

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the maximum number of shares of Common Stock subject to stock options or SARs that may be granted under the 2012 Omnibus Incentive Plan in a calendar year to any person eligible for an award will be 300,000 shares;

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the maximum number of shares of Common Stock that may be granted under the 2012 Omnibus Incentive Plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award and who is a “covered executive officer” as defined below will be 200,000 shares; and

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the maximum amount that may be paid as a cash-settled performance-based award to any person eligible for an award and who is a “covered executive officer” as defined below will be $5,000,000.

The maximum number of shares available for issuance pursuant to incentive stock options granted under the 2012 Omnibus Incentive Plan will be the same as the number of shares available for issuance under the 2012 Omnibus Incentive Plan.

The number and kinds of shares of stock for which awards may be made under the 2012 Omnibus Incentive Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Common Stock effected without receipt of consideration by the Company.

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Shares of Common Stock to be issued under the 2012 Omnibus Incentive Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, shares of treasury stock or issued shares that have been reacquired by the Company.

On March 1, 2012, the closing price of Common Stock as reported on the New York Stock Exchange was $89.06 per share.

Fair Market Value Determination

For so long as Common Stock remains listed on the New York Stock Exchange, the fair market value of the Common Stock on an award grant date will be the closing price of the Common Stock as reported on the New York Stock Exchange on such date. If there is no such reported closing price on such date, the fair market value of the Common Stock will be the closing price of the Common Stock as reported on the New York Stock Exchange on the next preceding date on which any sale of Common Stock shall have been reported on the New York Stock Exchange. For purposes of determining taxable income and the amount of the related tax withholding obligation fair market value can be determined by the Company using any reasonable method. For same day sales, the 2012 Omnibus Incentive Plan provides that the sale price can be used as the proper basis for fair market value instead of the closing price.

If the Common Stock ceases to be listed on the New York Stock Exchange and is listed on another established national or regional stock exchange or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the Common Stock on the applicable date as reported on such other stock exchange or established securities market.

If the Common Stock ceases to be listed on the New York Stock Exchange or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the Common Stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Internal Revenue Code.

Stock Options

An option granted under the 2012 Omnibus Incentive Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2012 Omnibus Incentive Plan. No option may be exercisable more than ten years after the option grant date. The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service.

The exercise price per share under each option granted under the 2012 Omnibus Incentive Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a Ten Percent Stockholder (as defined in the 2012 Omnibus Incentive Plan), of the fair market value of the Common Stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.

The aggregate fair market value of the Common Stock determined on the option grant date with respect to which incentive stock options are exercisable for the first time during any calendar year may not exceed $100,000.

Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval, (1) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (2) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options or (3) cancel outstanding options with an exercise price above the current stock price in exchange for cash or other securities.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in such forms as are approved by the Committee. These forms may include, in the Committee’s discretion, cash, cash equivalents acceptable to the Company, shares of the Common Stock and net issuance.

Awards of stock options generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution or (2) in the case of non-qualified stock options, for a transfer by a grantee not for value to a family member if such a transfer is authorized in the applicable award agreement or otherwise by the Committee. A transfer not for value is a transfer which is a gift, a transfer under a domestic relations order in settlement of marital property rights, or, unless applicable laws do not permit such a transfer, a transfer to an entity in which more than 50% of the voting interests are owned by family members and/or the grantee in exchange for an interest in such an entity. The 2012 Omnibus Incentive Plan defines “family member” of a grantee to include the following:

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a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such grantee;

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any person sharing such grantee’s household (other than a tenant or employee);

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a trust in which any one or more of the persons above (and such grantee) own more than 50% of the beneficial interest;

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a foundation in which any one or more of the persons specified in the first two bullets above (and such grantee) control the management of the foundation’s assets; and

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any other entity in which one or more of the persons specified in the first two bullets above (and such grantee) own more than 50% of the voting interests.

Restricted Stock and Restricted Stock Units

Subject to the provisions of the 2012 Omnibus Incentive Plan, the Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the Common Stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with stock ownership, although the Committee may award dividend equivalent rights on such units.

Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of restricted stock units and will be required to forfeit and repay to the Company such dividends and dividend equivalent rights, if the performance goals for the underlying awards of restricted stock or restricted stock units are not achieved. In addition, the Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock or restricted stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest.

Awards of restricted stock and stock units that vest solely by the passage of time may not vest in full in less than three years after the grant date, although such awards may vest pro-rata during such period on a daily, monthly, annual or other basis. Awards of restricted stock and stock units that vest upon achievement of performance goals may not vest in full in less than one year after the grant date. Notwithstanding the foregoing, (1) awards for up to 5% of the maximum number of shares of Common Stock available for issuance under the 2012 Omnibus Incentive Plan may be granted pursuant to the 2012 Omnibus Incentive Plan without being subject to the foregoing vesting restrictions, (2) any dividends or dividend equivalent rights, or other distributions, issued in connection with any award granted under the 2012 Omnibus Incentive Plan will not be subject to or counted for either of the foregoing vesting restrictions or the 5% share issuance limit and (3) awards made to members of the Board may be granted pursuant to the 2012 Omnibus Incentive Plan without being subject to the foregoing vesting restrictions.

The restrictions and the restricted period may differ with respect to each grantee of an award. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions.

Awards of restricted stock and restricted stock units generally will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Dividend Equivalent Rights

The Committee will be authorized to grant rights to dividend equivalents to a participant in connection with an award under the 2012 Omnibus Incentive Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs. Dividend equivalent rights will entitle the participant to receive cash, stock, other awards under the 2012 Omnibus Incentive Plan or other property equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of Common Stock. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the stock on the reinvestment date. Dividend equivalent rights may be settled in cash or shares of stock or a combination thereof, in a single installment or in multiple installments, as determined by the Committee.

A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions which are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved.

Dividend equivalents generally will be nontransferable, except for transfers by will or the laws of descent and distribution.

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Performance Shares and Other Performance-Based Awards

The Committee may award performance shares and other performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial value or target number of shares of Common Stock that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The Committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of Common Stock, or a combination thereof, as determined by the Committee.

The 2012 Omnibus Incentive Plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Committee. Such conditions may include the following:

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asset write-downs;

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litigation or claims, judgments or settlements;

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the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;

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any reorganization or restructuring events or programs;

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extraordinary, non-core, non-operating or non-recurring items;

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acquisitions or divestitures; and

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foreign exchange gains and losses.

Performance Measures

The 2012 Omnibus Incentive Plan is designed to permit the Committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Securities Exchange Act. Under the Internal Revenue Code, however, there is no limitation on the deductibility of compensation paid to such officers, who are referred to as “covered executive officers,” that represents qualified performance-based compensation as determined under the Internal Revenue Code. To constitute qualified performance-based compensation, the compensation paid by the Company to its covered executive officers must be paid solely on account of the achievement of one or more objective performance goals established in writing by the Committee while the achievement of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to the covered officer, a business unit, or the Company, a subsidiary or other affiliate on an individual or a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is achieved.

The 2012 Omnibus Incentive Plan authorizes the establishment of performance goals based on any one or more of the following performance measures:

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earnings before interest, taxes, depreciation and/or amortization;

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operating income or profits;

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return on equity, assets, capital, capital employed, or investment;

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after tax operating income;

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net income;

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earnings or book value per share;

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cash flow(s);

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total sales or revenues or sales or revenues per employee;

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stock price or total stockholder return;

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dividends;

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strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets; or

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any combination of the foregoing business criteria.

Performance under any of the foregoing performance measures may be used to measure the performance of (1) the Company and its subsidiaries and other affiliates as a whole, (2) the Company, any subsidiary, and/or any other affiliate or any combination thereof or (3) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee. The Committee may select performance under the performance measure of stock price or total stockholder return for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.

The Committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines in a manner consistent with the requirements of Section 162(m) for deductibility.

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Stock Appreciation Rights

SARs may be granted in conjunction with all or a part of any option or other award granted under the 2012 Omnibus Incentive Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Committee may impose.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of Common Stock on the exercise date over the exercise price of the SAR, as determined by the Committee. The exercise price of a SAR may not be less than the fair market value of a share of Common Stock on the grant date.

Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval, (1) amend the terms of outstanding SARs to reduce the exercise price of such outstanding SARs, (2) cancel outstanding SARs in exchange for SARs with an exercise price that is less than the exercise price of the original SARs or (3) cancel outstanding SARs with an exercise price above the current stock price in exchange for cash or other securities.

Awards of SARs generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution and (2) transfers not for value to a family member, as discussed above under “Stock Options,” if such transfer is authorized in the applicable award agreement or otherwise by the Committee.

Other Equity-Based Awards

The Committee may grant other types of equity-based or equity-related awards, including the grant or offer for sale of shares of unrestricted stock, in such amounts and subject to such terms and conditions as the Committee may determine. Any such awards may involve the transfer of shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of Common Stock. Any other equity-based awards granted by the Committee may be subject to performance goals established by the Committee based on one or more of the performance measures described above.

Effect of Corporate Transactions

The 2012 Omnibus Incentive Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions, including transactions that would be deemed to constitute a change in control of the Company within the meaning of the 2012 Omnibus Incentive Plan, as described below, which we refer to as a “Change in Control.” The provisions of the 2012 Omnibus Incentive Plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing.

Change in Capitalization

The Committee will adjust the terms of outstanding awards under the 2012 Omnibus Incentive Plan to preserve the proportionate interests of the holders in such awards if the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number of shares of kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Common Stock effected without receipt of consideration by the Company . The adjustments will include proportionate adjustments to (1) the number and kind of shares of stock subject to outstanding awards and (2) the per share option price of outstanding options and the per share SAR price of outstanding SARs.

Reorganization not Constituting a Change in Control

If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any outstanding option or SAR will pertain to the securities to which a holder of the number of shares of stock subject to such option or SAR would have been entitled immediately after the transaction, with a corresponding proportionate adjustment to the per share option price and per share SAR price. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance-based awards would have been entitled to receive immediately after the transaction.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 51

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Change in Control in which Awards are not Assumed

Except as otherwise provided in an award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, restricted stock units, dividend equivalent rights or other equity-based awards are not assumed or continued, the following provisions will apply to the awards (to the extent the awards are not assumed or continued):

•

Except with respect to performance-based awards, all outstanding awards of restricted stock, restricted stock units and dividend equivalent rights will be deemed to have vested, and the shares of stock subject to such restricted stock units and dividend equivalent rights will be delivered immediately before the Change in Control, and either of the following two actions will be taken:

–

15 days before the scheduled completion of the Change in Control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days (subject to completion of the Change in Control); or

–

the Committee may elect to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (1) in the case of restricted stock, restricted stock units and dividend equivalent rights (for shares of stock subject thereto), equal to the price per share paid to holders of stock pursuant to the Change in Control and (2) in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of stock pursuant to the Change in Control exceeds (b) the option price or SAR price applicable to such options and SARs.

•

For performance-based awards denominated in stock or cash, (1) if less than half of the performance period has lapsed, the awards will be treated as though target performance has been achieved, (2) if at least half of the performance period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control, and that level of performance will be treated as achieved immediately prior to the Change in Control, and (3) if actual performance is not determinable, the awards will be treated as though target performance has been achieved. Awards that arise out of this treatment of performance-based awards in a Change in Control will be settled under the Change in Control provisions above for the applicable award type.

•

Other equity-based awards will be governed by the terms of the applicable award agreement.

Change in Control in which Awards are Assumed

Except as otherwise provided in the applicable award agreement, another agreement with the grantee, or another writing, upon the occurrence of a Change in Control in which outstanding awards of options, SARs, restricted stock, restricted stock units, dividend equivalent rights or other-equity based awards are being assumed or continued, the 2012 Omnibus Incentive Plan and such awards (to the extent the awards are assumed or confirmed) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new common stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights or other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof. In the event of such a substitution, appropriate adjustments will be made to the number of shares subject to the original awards (disregarding any transaction consideration that is not common stock) and to option and SAR exercise prices. In the event an award is assumed, continued or substituted upon a change in control and the holder’s employment is terminated without cause within one year following the change in control, the award will fully vest and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

Definition of Change in Control

The 2012 Omnibus Incentive Plan generally defines a “Change in Control” to mean the first to occur of any of the following events:

•

any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than any tax-qualified employee benefit plan of the Company) owning 30% or more of the combined voting power of all classes of stock of the Company;

•

individuals who constitute the Board on the effective date of the 2012 Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date whose election was approved by a vote of at least ¾ of the directors comprising the Incumbent Board, or whose nomination for election by the stockholders was approved by the Incumbent Board, shall be considered as though he or she was a member of the Incumbent Board;

•

the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more entities in which the Company is not the surviving entity; or

•

sale of substantially all of the assets of the Company to another person or entity.

Resale of Shares by Participants

Shares of Common Stock issued pursuant to the 2012 Omnibus Incentive Plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933, as amended (the “Securities Act”) except that any shares purchased by an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act, will be subject to the resale limitations of Rule 144.

A participant who is an affiliate of the Company may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of Common Stock and (2) the reported average weekly trading volume of the then-outstanding shares of Common Stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about the Company.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 52

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Federal Income Tax Consequences

The following summarizes the federal income tax consequences of awards that may be granted under the 2012 Omnibus Incentive Plan.

Incentive Stock Options

An option holder will not realize taxable income upon the grant of an incentive stock option under the 2012 Omnibus Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options

An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and Section 162(m) of the Internal Revenue Code.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock

A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the Common Stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the Company complies with applicable reporting requirements and with the restrictions of Section162(m) of the Internal Revenue Code.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 53

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Dividend Equivalents Rights

Grantees under the 2012 Omnibus Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units and Performance-Based Awards

A distribution of Common Stock or a payment of cash in satisfaction of restricted stock units or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the Common Stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights

The grant of SARs will not result in taxable income to the participant or a deduction to the Company. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the Common Stock received by the holder. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of Common Stock, if the Company complies with applicable reporting requirements.

Unrestricted Stock

A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding

Payment of the taxes imposed on awards made under the 2012 Omnibus Incentive Plan may be made by withholding from payments otherwise due and owing to the holder.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes the Company’s equity compensation plan information as of December 31, 2011. All equity compensation plans have been approved by Company stockholders, except in the case of equity compensation plans approved by stockholders of companies acquired by the Company as described in footnote (1) below.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($/Share) (b)	Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by stockholders(1)	6,323,184(2)	$73.66	1,943,147(3)
Equity compensation plans not approved by stockholders	--	--	--
TOTAL	6,323,184	$73.66	1,943,147

(1) Not included in this total are stock option awards from Dynacare, Inc. representing 276,990 shares of underlying common stock, which were assumed in connection with acquisition transactions by the Company. These options were issued under the Dynacare, Inc. Amended and Restated Employee Stock Option Plan, which was approved by Dynacare, Inc. stockholders when the plan was initially implemented. At December 31, 2011, there were no options available for grant under this plan. The Company does not intend to issue new awards under this plan. Also not included in this total are stock option awards from Dianon Systems, Inc., representing 690,116 shares of underlying common stock, which were assumed in connection with acquisition transactions by the Company. These options were issued under the Dianon Systems, Inc. 1996 Stock Incentive Plan; the Dianon Systems, Inc. 1999 Stock Incentive Plan; the Dianon Systems, Inc. 2000 Stock Incentive Plan; the Dianon Systems, Inc. 2001 Stock Incentive Plan; and the UroCor Second Amended and Restated 1992 Stock Option Plan, which were approved by the Dianon Systems, Inc., and the UroCor, Inc. stockholders when the plans were initially implemented. At December 31, 2011, there were no options outstanding under these plans. The Company does not intend to issue new awards under these plans.

(2) Includes options to purchase shares outstanding under the Laboratory Corporation of America Holdings 2000 and 2008 Stock Incentive Plans, the Laboratory Corporation of America Holdings Amended and Restated 1999 Stock Incentive Plan, and the Laboratory Corporation of America Holdings 1994 Stock Option Plan.

(3) Includes 1,723,600 shares available for future issuance under the Laboratory Corporation of America Holdings 2008 Stock Incentive Plan, and 219,547 shares available for future issuance under the Laboratory Corporation of America Holdings 1997 Employee Stock Purchase Plan.

The Board recommends that stockholders vote “FOR” approval and adoption of the 2012 Omnibus Incentive Plan.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 54

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Proposal Four  Amendment to 1997 Employee Stock Purchase Plan

The Board believes that encouraging our employees to own shares in the company fosters broad alignment between employees’ performance and our performance. The 1997 Employee Stock Purchase Plan (the “Stock Purchase Plan”) has been an important and broad-based opportunity for our employees for fifteen years and they have purchased more than 4,280,453 shares of the Company’s stock. To continue to ensure that all employees can purchase shares and align their contributions with our results, the Board has adopted and recommends that the stockholders approve amendments to the Stock Purchase Plan to increase the maximum number of shares of Common Stock available for purchase under the Stock Purchase Plan from 4,500,000 to 6,300,000 and to extend the termination date from December 31, 2012 to December 31, 2022. The stockholders originally approved the Stock Purchase Plan at the November 20, 1996 annual meeting of stockholders and subsequently amended the Stock Purchase Plan as follows: (i) at the June 16, 1999 annual meeting of stockholders, additional shares were authorized, (ii) at the May 12, 2004 annual meeting of stockholders, additional shares were authorized and the termination date was extended, and (iii) at the May 7, 2008 annual meeting of stockholders, the termination date was extended.

About the Stock Purchase Plan

The Stock Purchase Plan is designed to give all eligible employees an increased personal interest in the success and progress of the Company by encouraging their ownership of Common Stock of the Company. A copy of the Plan, as proposed to be amended, is attached hereto as Appendix B.

The maximum number of shares of Common Stock subject to the Stock Purchase Plan, prior to amendment, was 4,500,000 shares, as adjusted for any stock dividends, stock splits or other stock changes. As of March 1, 2012, approximately 4.2 million shares had been issued under the Stock Purchase Plan. On February 16, 2012, the Board approved an amendment to the Stock Purchase Plan, subject to approval of the stockholders, to increase by 1,800,000 the number of shares of Common Stock authorized for issuance under the Stock Purchase Plan. The Board adopted this amendment to ensure that the Company can continue to allow participation in the Stock Purchase Plan by eligible employees as only 219,546 shares are currently available for issuance under the plan.

The Stock Purchase Plan provides for the granting of options to all eligible employees of the Company and its subsidiaries, both officers and non-officers, entitling them to purchase shares of Common Stock at a discounted price. All employees of the Company and its subsidiaries will be eligible to participate in the Stock Purchase Plan, except part-time and temporary employees and employees owning 5% or more of the total voting power or value of all classes of stock of the Company. Under the Stock Purchase Plan, only those directors and nominees for director who are full-time employees of the Company or a subsidiary are eligible to participate.

For each six-month period (an “Offering Period”) commencing January 1 or July 1 (the “Offering Date”) during the term of the Stock Purchase Plan, each eligible employee receives an option to purchase up to the largest whole number of shares obtained by dividing (i) between one and ten percent (as specified by the employee) of such employee’s compensation for the Offering Period by (ii) the Option Price (as defined below). At the end of an Offering Period, on either June 30 or December 31 (the “Exercise Date”), the amount deducted from each eligible employee’s compensation during the Offering Period is used to purchase shares of Common Stock for the benefit of that employee. The price at which the shares will be purchased (the “Option Price”) will be 85% of the fair market value of a share of Common Stock on the Offering Date or the Exercise Date, whichever is lower. Generally, fair market value will be the average of the high and low sales prices of the Common Stock on that date.

Prior to the Exercise Date, the amounts deducted from an employee’s salary may be used by the Company for general corporate purposes but will be recorded as being in separate accounts (“Purchase Accounts”) for each employee. Other than terminating their participation, employees may not change the level of their participation with respect to an Offering Period during such Offering Period. The aggregate fair market value of all shares of the Company which an employee has an option to purchase under the Stock Purchase Plan may not exceed $25,000 in any calendar year or Offering Period.

The Stock Purchase Plan provides that if an employee’s employment terminates for any reason other than death, then such employee’s options terminate immediately and all funds deducted from the employee’s compensation during the current Offering Period will be paid to the employee. Options are not transferable except by will or by the laws of descent and distribution, and will be exercisable during the employee’s lifetime only by such employee.

The Stock Purchase Plan provides that options will become immediately exercisable in full upon the occurrence of certain events involving a change in control of the Company. Such events include: the adoption of a plan of merger or similar transaction involving the Company in which the Company’s stockholders would receive less than 50% of the voting stock of the surviving corporation; the approval by the Board of the sale or transfer by the Company of a majority of the stock of a significant subsidiary of the Company or substantially all of the Company’s or such a subsidiary’s assets; certain acquisitions of more than 20% of the Common Stock by any person or group other than a person or group who beneficially owned, as of the Offering Date, more than 5% of the Common Stock unless prior approval of the Board is received; certain significant changes in the membership of the Board; or any other transaction that would constitute a change in control required to be reported by the Company in a proxy statement. In addition, upon the approval of the dissolution or liquidation of the Company, all options shall become exercisable in full. Upon the dissolution or liquidation of the Company, or upon the consummation of a merger or consolidation in which the Company’s stockholders do not receive at least 50% of the voting stock of the resulting corporation, all options not exercised shall terminate, but the participating employees will have the option of purchasing the shares or being paid the amount designated in their Purchase Accounts prior to such occurrence.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 55

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The date for the initial grant of options under the Stock Purchase Plan was January 1, 1997. The Stock Purchase Plan will terminate December 31, 2012, unless the requested extension to December 31, 2022 is approved by the stockholders at this Annual Meeting. The Stock Purchase Plan is administered by the Compensation Committee of the Board. The Committee is empowered to prescribe rules and regulations for such administration and to decide questions with respect to the interpretation or application of the Plan. In addition, the Committee will have the authority to alter, amend, suspend or discontinue the Stock Purchase Plan at any time without notice, except that no such action may adversely affect the rights of any participating employee. In addition, the Committee may not increase the number of shares of Common Stock issuable under the Stock Purchase Plan, change the formula determining the price at which options may be exercised or increase the maximum number of shares an eligible employee may purchase under the Stock Purchase Plan. Furthermore, the Stock Purchase Plan is designed to meet the requirements of Rule 16b-3 under the Exchange Act with respect to participation by insiders of the Company, and, in accordance therewith, certain amendments may require the approval of the Company’s stockholders.

Options will be granted on the condition that a registration statement under the Securities Act with respect to the Common Stock to be issued subject to such option has become effective and a copy of the prospectus has been delivered to each participant.

Options under the Stock Purchase Plan will be statutory stock options of the kind recognized by Section 423 of the Internal Revenue Code. For federal income tax purposes, neither the grant nor the exercise of the options will be a taxable event to the participants. The disposition, however, of the shares acquired through the exercise of the options will be a taxable event. The tax consequences of such a disposition will depend upon the respective holding periods of the options and options shares. The statutory holding period for the Stock Purchase Plan is the later of two years after the Offering Date or one year from the date of transfer of the stock to the employee.

If a disposition of the shares is made after the end of the holding period, a portion of the gain, if any, will be taxed as ordinary income, which portion will be determined by subtracting the option price from the lesser of (a) the fair market value of the shares on the date the option was granted or (b) the fair market value of the shares on the disposition date. The remaining portion of the gain, if any, will be taxed as capital gain for federal income tax purposes. When the holding period described above is met, the Company is not allowed to deduct any amount for federal income tax purposes with respect to the issuance or exercise of the options or the sale of the underlying shares.

If a disposition of the shares is made before the end of the holding period, the amount of the gain which will be taxed as ordinary income will be determined by subtracting the option price from the fair market value of the shares on the date on which the option was exercised. The amount treated as ordinary income would be added to the employee’s basis in calculating whether any capital gain or loss is to be recognized on the disposition. In the year of such early disposition, the Company will generally be entitled to a business deduction for federal income tax purposes in an amount equal to the ordinary income.

The Stock Purchase Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The number of shares of the Company’s Common Stock that will be purchased under the Stock Purchase Plan by its employees if it is amended cannot be estimated by the Company. The number of shares purchased by the participants of the Stock Purchase Plan for fiscal year 2011 was 185,252.

The Board of Directors of the Company recommends that the stockholders vote FOR approval and adoption of the ESPP Amendment.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 56

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Proposal Five  Ratification of Independent Registered Public Accounting Firm

Engagement of PricewaterhouseCoopers LLP

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to audit the accounts of the Company for the year ending December 31, 2012, and the stockholders of the Company are being asked to ratify their appointment. Stockholder ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm is not required by our By-Laws but the Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the year ending December 31, 2011; the Audit Committee will consider whether to retain that firm for such year. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

For the year ended December 31, 2011, the Company’s accounts were audited by PricewaterhouseCoopers. To the knowledge of management and the Audit Committee, in connection with the audit of our financial statements for the year ended December 31, 2011, there were no disagreements with PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference to the matter in their reports. PricewaterhouseCoopers’ report on the financial statements of the Company for the year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Fees to Independent Registered Public Accounting Firm

The Audit Committee must approve, in advance, all of PricewaterhouseCoopers’ services, whether or not related to an audit. Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers for the years ended December 31, 2011 and 2010 are described in the table below. All of the services for which fees were paid were pre-approved by the Audit Committee. The Audit Committee has considered the non-audit-related services rendered and believes that they are compatible with PricewaterhouseCoopers remaining independent.

	2011	2010
Audit Fees (1)	$1,293,800	$1,403,100
Audit Related Fees (2)	22,000	18,000
Tax Fees (3)	41,994	30,600
All Other Fees(4)	1,800	-
TOTAL	$1,359,594	$1,451,700

(1) Audit Fees include fees incurred for the audit of the Company’s annual statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings or engagements.

(2) Audit Related Fees include fees incurred for assurance and related services that are reasonably related to performance of the audit or review of the Company’s financial statements but are not otherwise included as Audit Fees. Audit Related Fees for the years ended December 31, 2011 and December 31, 2010 were primarily for certain accounting consultations.

(3) Tax Fees include fees incurred for services related to tax compliance, tax planning and tax advice. For the year ended December 31, 2011 these fees were primarily for services related to United States tax planning and an Abandoned and Unclaimed Property policies and procedures review. For the year ended December 31, 2010, these fees were primarily for services related to an Abandoned and Unclaimed Property policies and procedures review, European tax compliance and Canadian tax planning service.

(4) All Other Fees includes fees incurred for any services not included in the other categories of fees. All Other Fees for the year ended December 31, 2011 is for an accounting research tool.

The Board recommends that stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2012.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee, comprised entirely of non-management directors, held eight meetings with its independent registered public accountants, PricewaterhouseCoopers (PricewaterhouseCoopers) and eight separate executive sessions each with PricewaterhouseCoopers, the Internal Audit Department and independent directors during 2011. The Board considered the “independence” and “financial literacy” of each of the Audit Committee members, as set forth under the rules of the Listing Standards and the SEC and has concluded that its Audit Committee members satisfy the current requirements of the Listing Standards and the SEC. The Board further concluded that Kerrii B. Anderson and Wendy E. Lane are “audit committee financial experts” as defined by SEC rules and each has the “accounting or related financial management expertise” required by the Listing Standards.

The Audit Committee meets regularly with PricewaterhouseCoopers, management and the Company’s internal auditors. The Audit Committee reviewed the performance and fees of PricewaterhouseCoopers prior to recommending their appointment and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Audit Committee reviewed and discussed with management the Company’s audited financial statements and has reviewed with PricewaterhouseCoopers all matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has discussed with PricewaterhouseCoopers their independence and has received their written disclosures and certification confirming their independence, as required by applicable requirements of Public Company Accounting Oversight Board regarding their communications with the Audit Committee concerning independence. PricewaterhouseCoopers, the Company’s internal auditors and the Audit Committee have full access to one another, including regular meetings without management present. On the basis of the reviews and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K for filing with the SEC.

As part of its duties, the Audit Committee also considers whether the provision of services other than audit services by PricewaterhouseCoopers, is compatible with maintaining the accountant’s independence. The Audit Committee considered the compatibility of the non-audit-related services performed by PricewaterhouseCoopers and determined that the registered public accounting firm’s independence has been maintained. See “Proposal Five: Ratification of Independent Registered Public Accounting Firm.”

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s internal auditors are responsible to the Audit Committee for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and the Board determine. PricewaterhouseCoopers is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States; (b) the representations of the PricewaterhouseCoopers appearing in the registered public accounting firm’s report on the Company’s financial statements; and (c) the representations of management that the internal control systems are effective.

THE AUDIT COMMITTEE
Kerrii B. Anderson, Chairman
Wendy E. Lane Robert E. Mittelstaedt, Jr.
Arthur H. Rubenstein R. Sanders Williams

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth as of March 5, 2012, the total number of shares of Common Stock beneficially owned, and the percent so owned, by (i) each director of the Company, (ii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (iii) the individuals identified as the named executive officers in the “Summary Compensation Table” set forth above, and (iv) all current directors and Executive Officers as a group. The number of shares owned are those “beneficially owned,” as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security, or pursuant to the automatic termination of power of attorney or revocation of trust, discretionary account or similar arrangement. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them as set forth opposite their respective names.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class
Harris Associates L.P. Two North LaSalle Street, Suite 500 Chicago, IL 60602-3790	8,084,705(1)	8.3%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	5,410,418(2)	5.6%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	5,526,941(3)	5.7%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202-1009	5,103,781(4)	5.3%
David P. King	1,001,240(5,6,7)	1.0%
Kerrii B. Anderson	17,930(5,6)	*
Jean-Luc Bélingard	43,548(5,6)	*
N. Anthony Coles, Jr.	1,333(5,6)	*
Wendy E. Lane	28,083(5,6)	*
Thomas P. Mac Mahon	75,288(5,6)	*
Robert E. Mittelstaedt, Jr.	29,793(5,6)	*
Arthur H. Rubenstein	22,564(5,6)	*
M. Keith Weikel	27,224(5,6)	*
R. Sanders Williams	8,011(5,6)	*
James T. Boyle	188,774(5,6,7)	*
Lidia L. Fonseca	56,925(5,6,7)	*
William B. Hayes	273,276(5,6,7)	*
Andrew S. Walton	185,695(5,6,7)	*
All Directors and Executive Officers as a group (16 persons)	2,087,518(5,6,7)	2.1%

* Less than 1%

(1) As reported on Schedule 13G filed with the SEC on February 14, 2012, on behalf of Harris Associates L.P. (“Harris”). Harris is a registered investment advisor with beneficial ownership of the above listed shares.

(2) As reported on Schedule 13G filed with the SEC on February 9, 2012, on behalf of The Vanguard Group, Inc.

(3) As reported on Schedule 13G filed with the SEC on February 13, 2012, on behalf of BlackRock, Inc.

(4) As reported on Schedule 13G filed with the SEC on February 10, 2012, on behalf of T. Rowe Price Associates, Inc. (“T. Rowe”). T. Rowe is a registered investment advisor with beneficial ownership of the above listed shares.

(5) Beneficial ownership by directors, the named executive officers and current executive officers of the Company includes shares of Common Stock that such individuals have the right to acquire upon the exercise of options that either are vested or that may vest within 60 days of March 5, 2012. The number of shares of Common Stock included in the table as beneficially owned which are subject to such options is as follows: Ms. Anderson—11,087; Mr. Bélingard—18,502; Dr. Coles— 333; Ms. Lane—13,530; Mr. Mac Mahon—9,791; Mr. Mittelstaedt —17,149; Dr. Rubenstein—14,185; Dr. Weikel—16,659; Dr. Williams—3,499; Mr. King—819,766; Mr. Boyle—146,200; Ms. Fonseca—45,866; Mr. Hayes—220,833; Mr. Walton—154,399; all directors and Executive Officers as a group—1,585,464.

(6) Includes shares of Restricted Common Stock. The number of shares of Restricted Common Stock included in the table is as follows: Ms. Anderson—1,667; Mr. Bélingard—1,667; Dr. Coles— 900; Ms. Lane—1,667; Mr. Mac Mahon—1,667; Mr. Mittelstaedt—1,667; Dr. Rubenstein—1,667; Dr. Weikel—1,667; Dr. Williams—1,667; Mr. King—39,634; Mr. Boyle—12,767; Ms. Fonseca—2,601; Mr. Hayes —12,701; Mr. Walton—4,834; all directors and Executive Officers as a group—92,008.

(7) Includes performance shares related to the 2009 Performance Award vesting in March, 2012. The number of performance shares included in the table is as follows: Mr. King—65,228, Mr. Boyle – 19,586; Ms. Fonseca – 4,804; Mr. Hayes – 23,878; Mr. Walton – 12,376; all Executive Officers as a group – 135,626.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s equity securities to file reports on ownership and changes in ownership with the SEC and the securities exchanges on which its equity securities are registered. Additionally, SEC regulations require that the Company identify in its proxy statements any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Company’s knowledge, based solely on a review of reports furnished to it, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were satisfied.

OTHER MATTERS

Stockholder Proposals for 2013 Annual Meeting

Under the rules and regulations of the SEC as currently in effect, stockholders may submit proposals to the Company for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders. In order for a proposal to be included in the proxy materials, the stockholder must satisfy the following requirements:

•

the stockholder must (i) hold continuously for at least one year prior to the date of submission of the proposal at least $2,000 in market value of Common Stock or 1% of all Common Stock, and (ii) continue to hold the required number of shares through the date of the 2013 Annual Meeting;

•

the proposal must be submitted in writing to the attention of F. Samuel Eberts III, Secretary, Laboratory Corporation of America Holdings, 358 South Main Street, Burlington, North Carolina 27215, and must be received no later than November 19, 2012; and

•

the proposal must include the name and address of the stockholder, the number of shares of Common Stock held of record or beneficially by the stockholder, the dates when the shares were acquired, and documentary support for a claim of beneficial ownership.

Holders of Common Stock who wish to have proposals submitted for consideration at future meetings of stockholders should consult the applicable rules and regulations of the SEC with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult the Company’s By-Laws.

Householding

As permitted by the Exchange Act, the Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice, this Proxy Statement and the 2011 Annual Report unless one or more of these stockholders provides notification of their desire to receive individual copies. This procedure will reduce the Company’s printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one account and in either case, you wish to receive only a single copy of the annual report or proxy statement for your household, please contact Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by telephone: 800-542-1061 with the names in which all accounts are registered.

If you participate in householding and wish to receive a separate copy of the Notice, the 2011 Annual Report or this Proxy Statement, or if you wish to receive separate copies of future annual reports or proxy statements, please contact American Stock Transfer and Trust Company at 6201 15th Avenue Brooklyn, New York, NY 11219 or by telephone: 800-937-5449. The Company will deliver the requested documents to you promptly upon your request.

Beneficial stockholders, or stockholders who hold shares in “street name”, can request information about householding from their banks, brokers or other holders of record.

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Additional Information

A copy of the 2011 Annual Report has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice. The 2011 Annual Report is not incorporated in this Proxy Statement and is not considered proxy-soliciting materials.

The Company filed its 2011 Annual Report with the SEC on February 23, 2012. The Company will mail without charge, upon written request, a copy the 2011 Annual Report, excluding exhibits. Please send a written request to Secretary, Laboratory Corporation of America Holdings, 358 South Main Street, Burlington, North Carolina 27215 for a copy, or access these materials on the Company’s website at www.labcorp.com on the Investor Relations page.

By Order of the Board of Directors

F. Samuel Eberts III
Secretary
March 20, 2012

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Appendix A  Laboratory Corporation of America Holdings 2012 Omnibus Incentive Plan

Laboratory Corporation of America Holdings (the “Company”) sets forth herein the terms of its 2012 Omnibus Incentive Plan (the “Plan”), as follows:
1.	Purpose	63
2.	Definitions	63
3.	Administration of the Plan	66
4.	Stock Subject to the Plan	67
5.	Effective Date; Term; Amendment and Termination	68
6.	Award Eligibility and Limitations	69
7.	Award Agreement	69
8.	Terms and Conditions of Options	70
9.	Terms and Conditions of Stock Appreciation Rights	71
10.	Terms and Conditions of Restricted Stock and Stock Units	72
11.	Terms and Conditions of Unrestricted Stock Awards and Other Equity-Based Awards	73
12.	Form of Payment For Options and Restricted Stock	74
13.	Terms and Conditions of Dividend Equivalent Rights	74
14.	Terms and Conditions of Performance-Based Awards	75
15.	Parachute Limitations	77
16.	Requirements of Law	77
17.	Effect of Changes in Capitalization	78
18.	General Provisions	80

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1.   Purpose

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.   Definitions

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1

“Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2

“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3

“Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4

“Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5

“Award Stock” shall have the meaning set forth in Section 17.3(a)(ii)

2.6

“Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7

“Board” means the Board of Directors of the Company.

2.8

“Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9

Reserved.

2.10

“Change in Control” means the occurrence of any of the following:

(a)

any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than any tax-qualified employee benefit plan of the Company) owning 30% or more of the combined voting power of all classes of stock of the Company; or

(b)

individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the Incumbent Board, shall be for purposes of this clause (ii), considered as though he or she were a member of the Incumbent Board; or

(c)

the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; or

(d)

sale of substantially all of the assets of the Company to another person or entity.

2.11

“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

2.12

“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

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2.13

“Company” means Laboratory Corporation of America Holdings.

2.14

“Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.15

“Disability” means the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16

“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.17

“Effective Date” the date on which the Plan was approved by the Board of Directors.

2.18

“Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.19

“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.21

“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

(a)

If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)

If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22

“Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.24

“Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25

“Grantee” means a person who receives or holds an Award under the Plan.

2.26

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.27

“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28

“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.29

“Option Price” means the exercise price for each share of Stock subject to an Option.

2.30

“Other Agreement” shall have the meaning set forth in Section 15.

2.31

“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32

“Outside Director” means a member of the Board who is not an Employee.

2.33

“Parachute Payment” shall have the meaning set forth in Section 15(a).

2.34

“Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

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2.35

“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.36

“Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.37

“Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38

“Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.39

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.40

“Plan” means this the Company 2012 Omnibus Incentive Plan, as amended from time to time.

2.41

“Prior Plan” means the Laboratory Corporation of America Holdings 2008 Stock Incentive Plan, as amended, the Laboratory Corporation of America Holdings 2000 Stock Incentive Plan, as amended and restated, the Laboratory Corporation of America Holdings Amended and Restated 1999 Stock Incentive Plan, and the Laboratory Corporation of America Holdings 1994 Stock Option Plan.

2.42

“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.43

“Restricted Period” shall have the meaning set forth in Section 10.2.

2.44

“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.45

“SAR Price” shall have the meaning set forth in Section 9.1.

2.46

“Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.47

“Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.48

“Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

2.49

“Stock” means the common stock, par value $0.01 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.50

“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.51

“Stock Exchange” means the New York Stock Exchangeor another established national or regional stock exchange.

2.52

“Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

2.53

“Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.54

“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.55

“Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.56

“Unrestricted Stock” shall have the meaning set forth in Section 11.

2.57

“Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

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3.   Administration of the Plan

3.1   Committee

3.1.1 Powers and Authorities

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2 Composition of Committee

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on the New York Stock Exchange, an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3 Other Committees

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on the New York Stock Exchange, the rules of such Stock Exchange.

3.1.4 Delegation by Committee

To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) “officers” as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2   Board

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3   Terms of Awards

3.3.1 Committee Authority

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)

designate Grantees;

(b)

determine the type or types of Awards to be made to a Grantee;

(c)

determine the number of shares of Stock to be subject to an Award;

(d)

establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

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(e)

prescribe the form of each Award Agreement evidencing an Award; and

(f)

subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2 Forfeiture; Recoupment

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4   No Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5   Deferral Arrangement

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6   No Liability

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7   Registration; Share Certificates

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.   Stock Subject to the Plan

4.1   Number of Shares of Stock Available for Awards

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock available for issuance under the Plan shall be equal to the sum of (x) eight million two hundred forty-four thousand eight hundred ten (8,244,810) shares of Stock plus (y) one million seven hundred twenty-three thousand six hundred (1,723,600), the number of shares of Stock available for future awards under the Prior Plan as of December 31, 2011 plus (z) the number of shares of Stock related to awards outstanding under the Prior Plan as of December 31, 2011 which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, in each case using the share usage provisions set forth in Section 4.3). Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

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4.2   Adjustments in Authorized Shares of Stock

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3   Share Usage

(a)

Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)

Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, and any awards that are made under a Prior Plan after December 31, 2011, that are subject to an award other than an award of Options or SARs shall be counted against the share issuance limit set forth in Section 4.1 as 2.45 shares for every one (1) share of Stock subject to such award. Any shares of Stock that are subject to an award of Options, including awards that are made under a Prior Plan after December 31, 2011, shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

(c)

Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or awards under the Prior Plan (as of December 31, 2011) which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1, provided that any shares covered by an award granted under a Prior Plan will again be available for making Awards under the Plan in the same amount ratio as Awards under Section 4.1. Shares of Stock tendered or withheld or subject to an Award other than an Option or SAR surrendered in connection with the purchase of shares of Stock or deducted or delivered from payment of an Award other than Option or SAR in connection with the Company’s tax withholding obligations as provided in Section 18.3 shall be available again for issuance under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1, provided that any shares covered by an award granted under a Prior Plan will again be available for making Awards under the Plan in the same amount ratio as Awards under Section 4.1.

(d)

The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award of an Option or SAR in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iii) purchased by the Company with proceeds from Option exercises.

5.   Effective Date; Term; Amendment and Termination

5.1   Effective Date

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect. Following the date of stockholder approval of the Plan, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the date of stockholder approval of the Plan may be issued and delivered following the Effective Date to settle such awards.

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5.2   Term

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3   Amendment and Termination

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1 or the SAR pricing provisions of Section 9.1 without the approval of the Company’s stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.   Award Eligibility and Limitations

6.1   Eligible Grantees

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2   Limitation on Shares of Stock Subject to Awards and Cash Awards

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)

the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is three hundred thousand (300,000) shares;

(b)

the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 and who is a Covered Employee is two hundred thousand shares (200,000) shares; and

(c)

the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award under Section 6 and who is a Covered Employee shall be five million dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award under Section 6 and who is a Covered Employee shall be five million dollars ($5,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3   Stand-Alone, Additional, Tandem and Substitute Awards

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.   Award Agreement

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

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8.   Terms and Conditions of Options

8.1   Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2   Vesting

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3   Term

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4   Termination of Service

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5   Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6   Method of Exercise

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7   Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8   Delivery of Stock

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9   Transferability of Options

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.10   Family Transfers

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11   Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12   Notice of Disqualifying Disposition

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.   Terms and Conditions of Stock Appreciation Rights

9.1   Right to Payment and Grant Price

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2   Other Terms

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3   Term

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4   Transferability of SARS

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5   Family Transfers

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

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10.   Terms and Conditions of Restricted Stock and Stock Units

10.1   Grant of Restricted Stock or Stock Units

Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2   Restrictions

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Notwithstanding the foregoing, Restricted Stock and Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date, and Restricted Stock and Stock Units for which vesting may be accelerated by achieving performance targets shall not vest in full in less than one (1) Year from the Grant Date; provided, however, that (i) up to five percent (5%) of the shares reserved for issuance under this Plan may be granted pursuant to this Section 10 or the other provisions of this Plan without being subject to the foregoing restrictions; (ii) Awards made to a member of the Board shall not be subject to the foregoing restrictions and shall not count against the foregoing five percent exception; and (iii) any dividends or Dividend Equivalent Rights, or other distributions, issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such five percent (5%) share issuance limit. The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3   Registration; Restricted Share Certificates

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4   Rights of Holders of Restricted Stock

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5   Rights of Holders of Stock Units

10.5.1 Voting and Dividend Rights

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

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10.5.2 Creditor’s Rights

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6   Termination of Service

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units. Notwithstanding the terms of this Section 10.6, if the Board waives restrictions or conditions applicable to Restricted Stock or Stock Units except (a) in the case of a Grantee’s death or disability, (b) acceleration required by binding commitments or agreements entered into by the Company prior to the Effective Date or (c) as specified in Section 17.3, the shares of Stock subject to such Restricted Stock or Stock Units shall be deducted from the five percent (5%) limitation set forth in Section 10.2.

10.7   Purchase of Restricted Stock and Shares of Stock Subject to Stock Units

The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8   Delivery of Shares of Stock

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.   Terms and Conditions of Unrestricted Stock Awards and Other Equity-Based Awards

11.1   Unrestricted Stock Awards

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan; provided, however, that in the aggregate, no more than five percent (5%) of the shares reserved for issuance under this Plan may be granted pursuant to this Section 11 and the exceptions set forth in Section 10.2 and Section 10.6. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2   Other Equity-Based Awards

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

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12.   Form of Payment For Options and Restricted Stock

12.1   General Rule

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2   Surrender of Shares of Stock

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3   Cashless Exercise

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4   Other Forms of Payment

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.   Terms and Conditions of Dividend Equivalent Rights

13.1   Dividend Equivalent Rights

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2   Termination of Service

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

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14.   Terms and Conditions of Performance-Based Awards

14.1   Grant of Performance-Based Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2   Value of Performance-Based Awards

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3   Earning of Performance-Based Awards

Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4   Form and Timing of Payment of Performance-Based Awards

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5   Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6   Performance-Based Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1 Performance Goals Generally

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2 Timing For Establishing Performance Goals

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3 Payment of Awards; Other Terms

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

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14.6.4 Performance Measures

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a)

earnings before interest, taxes, depreciation and/or amortization;

(b)

operating income or profits;

(c)

return on equity, assets, capital, capital employed, or investment;

(d)

after tax operating income;

(e)

net income;

(f)

earnings or book value per share;

(g)

cash flow(s);

(h)

total sales or revenues or sales or revenues per employee;

(i)

stock price or total stockholder return;

(j)

dividends;

(k)

strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets; or

(l)

any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (i) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5 Evaluation of Performance

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6 Adjustment of Performance-Based Compensation

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7 Committee Discretion

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7   Status of Awards Under Code Section 162(m)

It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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15.   Parachute Limitations

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.   Requirements of Law

16.1 General

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2   Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

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17.   Effect of Changes in Capitalization

17.1   Changes in Stock

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2   Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3   Change in Control in which Awards are not Assumed

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)

in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i)

fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)

the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

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(b)

For Performance-Based Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)

Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4   Change in Control in which Awards are Assumed

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5   Adjustments

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6   No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

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18.   General Provisions

18.1   Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2   Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3   Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

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18.4   Captions

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5   Construction

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6   Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7   Number and Gender

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8   Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9   Governing Law

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10   Section 409A of the Code

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

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Appendix B  Fourth Amendment to the Laboratory Corporation of America Holdings 1997 Employee Stock Purchase Plan

The 1997 Employee Stock Purchase Plan (the “Plan”), is hereby amended as follows:

1.

Article IV of the Plan shall be amended to read in its entirety as follows:

The stock subject to the Options to be issued hereunder shall be Common Stock. The maximum number of such shares to be issued upon the exercise of the Options hereby granted shall be an aggregate of six million three hundred thousand (6,300,000) shares of Common Stock (the “Available Shares”).

For each Offering Period hereunder, an eligible employee (hereinafter called an “Optionee”) shall have an option to purchase up to the largest number of whole and fractional shares available at the Option Price (as described in Article V(a) obtained by having deducted from such Optionee’s Compensation for each payroll period during an Offering Period an amount not less than one percent (1%) or more than ten percent (10%) of such Optionee’s Compensation for the payroll period. The term “Compensation” as used herein includes regular base pay (including any shift differentials) at the rate in effect on the Offering Date, but excludes any bonus, overtime payment, sales commission, contribution to any Code Section 125 or 401(k) plan or other form of extra compensation.

If in any Offering Period the total number of shares of Common Stock for which Options are exercised exceeds the number of Available Shares remaining under the Plan, the Administrator shall make a pro rata allocation of the Available Shares in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable, and the balance of payroll deductions credited to the Purchase Account of each Optionee shall be returned to each Optionee as promptly as possible.

Except as expressly provided otherwise in Article III hereof, payment for Common Stock purchased under the Option shall be made only by payroll deductions over a designated Offering Period.

Notwithstanding the foregoing provisions of this Plan, no Option shall permit an Optionee to purchase in any single calendar year or Offering Period a number of shares which together with all other shares in the Corporation and any Subsidiaries which such Optionee may be entitled to purchase in such year pursuant to options issued under any employee stock purchase plan, has an aggregate fair market value (determined in each case as of the first date of the Offering Period) in excess of $25,000. This limitation applies only to options granted under “employee stock purchase plans” as defined by Section 423 of the Code, and does not limit the amount of stock which an Optionee may purchase under any other stock option or bonus plans then in effect.

2.

Article VI of the Plan shall be amended to read in its entirety as follows:

The term of said Plan shall be for a period commencing on January 1, 1997 and ending on December 31, 2022, unless terminated earlier by the exhaustion of the Available Shares or pursuant to Article VIII.

Except as amended above, the Plan shall remain in full force and effect.

LABORATORY CORPORATION OF AMERICA HOLDINGS – Notice of 2012 Annual Meeting of Stockholders – 82

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M42844-P19872 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

LABORATORY CORPORATION OF AMERICA HOLDINGS

The Board of Directors recommends you vote FOR the following proposal:

Nominees:

	For	Against	Abstain
1a. David P. King	☐	☐	☐
1b. Kerrii B. Anderson	☐	☐	☐
1c. Jean-Luc Bélingard	☐	☐	☐
1d. N. Anthony Coles, Jr., M.D., M.P.H.	☐	☐	☐
1e. Wendy E. Lane	☐	☐	☐
1f. Thomas P. Mac Mahon	☐	☐	☐
1g. Robert E. Mittelstaedt, Jr.	☐	☐	☐
1h. Arthur H. Rubenstein, MBBCh	☐	☐	☐
1i. M. Keith Weikel, Ph.D.	☐	☐	☐
1j. R. Sanders Williams, M.D.	☐	☐	☐

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:			
2. To approve, by non-binding vote, executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
3. To approve the Laboratory Corporation of America Holdings 2012 Omnibus Incentive Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
4. To approve an amendment to the Laboratory Corporation of America Holdings 1997 Employee Stock Purchase Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
5. Ratification of the appointment of PricewaterhouseCoopers LLP as Laboratory Corporation of America Holdings' independent registered public accounting firm for 2012.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Note: Please sign exactly as your name(s) appear(s) above. When signing as an executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date and promptly return the card in the envelope provided.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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M42845-P19872

STOCKHOLDERS' PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LABORATORY CORPORATION OF AMERICA HOLDINGS

To: LABORATORY CORPORATION OF AMERICA HOLDINGS

I appoint F. Samuel Eberts III and William B. Hayes, individually and together, as my proxies, with power of substitution, to vote all of my LABORATORY CORPORATION OF AMERICA HOLDINGS common stock at the Annual Meeting of Stockholders of LABORATORY CORPORATION OF AMERICA HOLDINGS to be held at The Paramount Theater, 128 East Front Street, Burlington, NC, 27215 on Tuesday, May 1, 2012 at 9:00 a.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting.

My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all the nominees listed under Item 1, "FOR" Item 2, "FOR" Item 3, "FOR" Item 4 and "FOR" Item 5. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise.

Please sign and date the other side of the card.

(Please fill in the appropriate boxes on the other side.)

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)